Document and Entity Information	12 Months Ended
Dec. 31, 2009
Document and Entity Information [Abstract]
Entity Registrant Name	Fidelity National Information Services, Inc.
Entity Central Index Key	0001136893
Document Type	8-K
Document Period End Date	2010-10-26
Amendment Flag	false

Consolidated Balance Sheets (USD $) In Millions	Dec. 31, 2009	Dec. 31, 2008
Current assets:
Cash and cash equivalents	$ 430.9	$ 220.9
Settlement deposits	50.8	31.4
Trade receivables, net	765.4	513
Settlement receivables	62.5	52.1
Other receivables	30.9	121.1
Receivable from related parties	32	35.2
Prepaid expenses and other current assets	141.2	115.1
Deferred income taxes	80.9	77.4
Assets held for sale	71.5	0
Total current assets	1,666.1	1,166.2
Property and equipment, net	375.9	272.6
Goodwill	8,232.9	4,194
Intangible assets, net	2,396.8	924.3
Computer software, net	932.7	617
Deferred contract costs	261.4	241.2
Long term note receivable from FNF	0	5.5
Other noncurrent assets	131.8	79.6
Total assets	13,997.6	7,500.4
Current liabilities:
Accounts payable and accrued liabilities	523.2	386.2
Due to Brazilian venture partners	73	58.6
Settlement payables	122.3	83.3
Current portion of long-term debt	236.7	105.5
Deferred revenues	279.5	182.9
Total current liabilities	1,234.7	816.5
Deferred revenues	104.8	86.7
Deferred income taxes	915.9	332.7
Long-term debt, excluding current portion	3,016.6	2,409
Other long-term liabilities	207	158.5
Total liabilities	5,479	3,803.4
FIS stockholders' equity:
Preferred stock $0.01 par value; 200.0 shares authorized, none issued and outstanding at December 31, 2009 and 2008	0	0
Common stock $0.01 par value; 600.0 shares authorized, 381.1 and 200.2 shares issued at December 31, 2009 and 2008, respectively	3.8	2
Additional paid in capital	7,345.1	2,959.8
Retained earnings	1,134.6	1,076.1
Accumulated other comprehensive earnings (loss)	82.2	(102.3)
Treasury stock, $0.01 par value, 6.6 and 9.3 shares at December 31, 2009 and 2008, respectively	(256.8)	(402.8)
Total FIS stockholders' equity	8,308.9	3,532.8
Noncontrolling interest	209.7	164.2
Total equity	8,518.6	3,697
Total liabilities and equity	$ 13,997.6	$ 7,500.4

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Per Share data	Dec. 31, 2009	Dec. 31, 2008
FIS stockholders' equity:
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	200	200
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	600	600
Common stock, shares issued	381.1	200.2
Treasury stock, par value	0.01	0.01
Treasury stock, shares	6.6	9.3

Consolidated Statements of Earnings (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Consolidated Statements of Earnings [Abstract]
Processing and services revenues (for related party activity see note 5)	$ 3,769.5	$ 3,427.7	$ 2,892.9
Cost of revenues (for related party activity see note 5)	2,800.6	2,689.3	2,315.3
Gross profit	968.9	738.4	577.6
Selling, general, and administrative expenses (for related party activity see note 5)	554.1	388.6	302.5
Impairment charges	136.9	26	13.5
Operating income	277.9	323.8	261.6
Other income (expense):
Interest income	3.4	6.3	3
Interest expense	(134)	(163.5)	(190.2)
Gain on sale of investment in Covansys			274.5
Other income, net	8.7	1.5	14.8
Total other income (expense)	(121.9)	(155.7)	102.1
Earnings from continuing operations before income taxes and equity in earnings (losses) of unconsolidated entities	156	168.1	363.7
Provision for income taxes	52.1	53.3	128.4
Equity in earnings (losses) of unconsolidated entities		(0.2)	2.8
Earnings from continuing operations, net of tax	103.9	114.6	238.1
Earnings from discontinued operations, net of tax	4.6	104.9	323
Net earnings	108.5	219.5	561.1
Net (earnings) loss attributable to noncontrolling interest	(2.6)	(4.7)	0.1
Net earnings attributable to FIS	105.9	214.8	561.2
Net earnings per share - basic from continuing operations attributable to FIS common stockholders	$ 0.43	$ 0.58	$ 1.23
Net earnings per share - basic from discontinued operations attributable to FIS common stockholders	$ 0.02	$ 0.54	$ 1.68
Net earnings per share - basic attributable to FIS common stockholders	$ 0.45	$ 1.12	$ 2.91
Weighted average shares outstanding - basic	236.4	191.6	193.1
Net earnings per share - diluted from continuing operations attributable to FIS common stockholders	$ 0.42	$ 0.57	$ 1.21
Net earnings per share - diluted from discontinued operations attributable to FIS common stockholders	$ 0.02	$ 0.54	$ 1.65
Net earnings per share - diluted attributable to FIS common stockholders	$ 0.44	$ 1.11	$ 2.86
Weighted average shares outstanding - diluted	239.4	193.5	196.5
Amounts attributable to FIS common stockholders:
Earnings from continuing operations, net of tax	101.3	110.5	237.2
Earnings from discontinued operations, net of tax	4.6	104.3	324
Net earnings attributable to FIS	$ 105.9	$ 214.8	$ 561.2

Consolidated Statements of Equity and Comprehensive Earnings (USD $) In Millions	Common Shares	Additional Paid In Capital	Treasury Shares	Retained Earnings	Accumulated Other Comprehensive Earnings (Loss)	Noncontrolling Interest	Comprehensive Earnings	Total
Beginning Balance at Dec. 31, 2006	$ 2	$ 2,879.2	$ (160.5)	$ 377	$ 45	$ 13		$ 3,155.7
Shares, Beginning Balance at Dec. 31, 2006	197.4		(6.4)
Effect of fair valuing stock options assumed in the eFunds acquisition		37.7						37.7
Espiel, Inc. acquisition		6						6
Espiel, Inc. acquisition, shares	0.1
Exercise of stock options		28.8	28.9					57.7
Exercise of stock options, shares	1.5		3.7
Tax benefit associated with exercise of stock options		47.5						47.5
Stock-based compensation		39						39
Cash dividends declared & other ( $0.20 per share in the year 2007, 2008 & 2009 respectively)				(38.7)				(38.7)
Purchases of treasury stock			(80.3)					(80.3)
Purchases of treasury stock, shares			(1.6)
Other						1.3		1.3
Comprehensive earnings:
Net earnings				561.2		(0.1)	561.1	561.1
Other comprehensive earnings, net of tax:
Pension liability adjustment					(2.2)		(2.2)	(2.2)
Unrealized gain on Covansys warrants, net of tax					7.6		7.6	7.6
Reclassification adjustments for realized losses on Covansys warrants included in net earnings, net of tax					(14.3)		(14.3)	(14.3)
Unrealized gain (loss) on investments and derivatives, net					(28.6)		(28.6)	(28.6)
Unrealized gain (loss) on foreign currency translation					45.9		45.9	45.9
Comprehensive earnings							569.5
Ending Balance at Dec. 31, 2007	2	3,038.2	(211.9)	899.5	53.4	14.2		3,795.4
Shares, Ending Balance at Dec. 31, 2007	199		(4.3)
LPS spin-off		(105)						(105)
Issuance of restricted stock, shares	1.2
Exercise of stock options		(26)	45.2					19.2
Exercise of stock options, shares			1.1
Stock-based compensation		60.7						60.7
Cash dividends declared & other ( $0.20 per share in the year 2007, 2008 & 2009 respectively)				(38.2)				(38.2)
Purchases of treasury stock			(236.1)					(236.1)
Purchases of treasury stock, shares			(6.1)
Brazilian card processing venture						153.3		153.3
Other		(8.1)				(8)		(16.1)
Comprehensive earnings:
Net earnings				214.8		4.7	219.5	219.5
Other comprehensive earnings, net of tax:
Pension liability adjustment					(4)		(4)	(4)
Unrealized gain (loss) on investments and derivatives, net					(27.9)		(27.9)	(27.9)
Unrealized gain (loss) on foreign currency translation					(123.8)		(123.8)	(123.8)
Comprehensive earnings							63.8
Ending Balance at Dec. 31, 2008	2	2,959.8	(402.8)	1,076.1	(102.3)	164.2		3,697
Shares, Ending Balance at Dec. 31, 2008	200.2		(9.3)
Shares issued Metavante acquisition	1.6	4,181.9						4,183.5
Shares issued Metavante acquisition, shares	163.6
Issuance of restricted stock		4.3						4.3
Issuance of restricted stock, shares	1.2
Shares issued to FNF and THL	0.2	241.5						241.7
Shares issued to FNF and THL, shares	16.1
Noncontrolling interest assumed through Metavante acquisition						23.4		23.4
Exercise of stock options		(121.7)	171					49.3
Exercise of stock options, shares			3.7
Shares held for taxes			(25)					(25)
Shares held for taxes, shares			(1)
Tax benefit associated with exercise of stock options		2.8						2.8
Stock-based compensation		71						71
Cash dividends declared & other ( $0.20 per share in the year 2007, 2008 & 2009 respectively)				(47.4)		(2.3)		(49.7)
Brazilian card processing venture		5.5				5.2	10.7	10.7
Comprehensive earnings:
Net earnings				105.9		2.6	108.5	108.5
Other comprehensive earnings, net of tax:
Pension liability adjustment					(0.2)		(0.2)	(0.2)
Unrealized gain (loss) on investments and derivatives, net					47.6		47.6	47.6
Unrealized gain (loss) on foreign currency translation					137.1	16.6	153.7	153.7
Comprehensive earnings							320.3
Ending Balance at Dec. 31, 2009	$ 3.8	$ 7,345.1	$ (256.8)	$ 1,134.6	$ 82.2	$ 209.7		$ 8,518.6
Shares, Ending Balance at Dec. 31, 2009	381.1		(6.6)

Consolidated Statements of Equity and Comprehensive Earnings (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Cash dividends declared	$ 0.2	$ 0.2	$ 0.2
Retained Earnings
Cash dividends declared	$ 0.2	$ 0.2	$ 0.2
Noncontrolling Interest
Cash dividends declared	$ 0.2

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Cash flows from operating activities:
Net earnings	$ 108.5	$ 219.5	$ 561.1
Adjustment to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	434	439.4	483.3
Amortization of debt issue costs	5	16.8	30.6
Asset impairment charges	136.9	26	13.5
Gain on sale of Covansys stock			(274.5)
Gain on sale of Property Insight			(66.9)
(Gain) loss on sale of other assets	8	33.6	(4.8)
Gain on pension settlement			(12.1)
Stock-based compensation	71	60.7	39
Deferred income taxes	26.4	35.6	17.9
Tax benefit associated with exercise of stock options	(2.8)		(47.5)
Equity in (earnings) losses of unconsolidated entities		2.3	(0.9)
Changes in assets and liabilities, net of effects from acquisitions and foreign currency:
Net decrease (increase) in trade receivables	92.7	(39.1)	(161.6)
Net decrease (increase) in settlement receivables	5.3	8.1	(8.3)
Net decrease (increase) in prepaid expenses and other assets	30.7	(12.7)	(70.1)
Net increase in deferred contract costs	(58.7)	(62.1)	(57.9)
Net increase (decrease) in deferred revenue	50.3	9.6	(11.5)
Net increase (decrease) in accounts payable, accrued liabilities, and other liabilities	(193.2)	(141.3)	34.2
Net cash provided by operating activities	714.1	596.4	463.5
Cash flows from investing activities:
Additions to property and equipment	(52.5)	(76.7)	(113.8)
Additions to capitalized software	(160)	(178.7)	(229.5)
Collection of FNF note	5.9
Proceeds from sale of Covansys stock			430.2
Investment in Brazilian card processing venture		(25.7)
Net proceeds from sale of company assets	19.5	32.6	96.2
Acquisitions, net of cash acquired	435.9	(19.9)	(1,729)
Other investing activities		(4.7)
Net cash provided by (used in) investing activities	248.8	(273.1)	(1,545.9)
Cash flows from financing activities:
Borrowings	4,619	5,160	4,300.3
Debt service payments	(5,606.1)	(5,337.3)	(3,032.7)
Capitalized debt issuance costs	(2)		(29.4)
Stock issued under investment agreement for Metavante acquisition	241.7
Tax benefit associated with exercise of stock options	2.8		47.5
Exercise of stock options	24.3	19.2	57.7
Treasury stock purchases		(236.1)	(80.3)
Dividends paid	(49.7)	(38.2)	(38.7)
Cash transferred in LPS spin-off		(20.8)
Noncontrolling interest contribution to Brazilian card processing venture		14.8
Net cash provided by (used in) financing activities	(770)	(438.4)	1,224.4
Effect of foreign currency exchange rates on cash	17.1	(19.3)	1.5
Net increase (decrease) in cash and cash equivalents	210	(134.4)	143.5
Cash and cash equivalents, beginning of year	220.9	355.3	211.8
Cash and cash equivalents, end of year	430.9	220.9	355.3
Cash paid for interest	155.1	197.5	201.3
Cash paid for taxes	133.3	57.4	282.6
Noncash distribution of net assets of LPS		84.2
Retirement of Term Loan B in connection with LPS spin-off		$ 1,585

Basis of Presentation	12 Months Ended
Dec. 31, 2009
Basis of Presentation [Abstract]
Basis of Presentation

(1)	Basis of Presentation

FIS is a leading global provider of banking and payments technology solutions, processing services and information-based services. On February 1, 2006, the Company completed a merger with Certegy (the “Certegy Merger”) which was accounted for as a reverse acquisition and purchase accounting was applied to the acquired assets and assumed liabilities of Certegy. In form, Certegy was the legal acquirer in the Certegy Merger and the continuing registrant for Securities and Exchange Commission (the “SEC”) reporting purposes. However, due to the majority ownership in the combined entity held by FIS shareholders, FIS was designated the acquirer for accounting purposes and, effective on the Certegy Merger date, the historical financial statements of FIS became the historical financial statements of the continuing registrant for all periods prior to the Certegy Merger. Immediately after the Certegy Merger, the name of the SEC registrant was changed to Fidelity National Information Services, Inc.

Subsequent to the LPS spin-off, we began reporting the results of our operations in four new reporting segments: 1) Financial Solutions Group (“FSG”), 2) Payment Solutions Group (“PSG”), 3) International Solutions Group (“ISG”) and 4) Corporate and Other. All prior periods presented have been conformed to reflect the segment changes.

Combination with Old FNF	12 Months Ended
Dec. 31, 2009
Combination With Old FNF [Abstract]
Combination with Old FNF

(2)	Combination with Old FNF

On June 25, 2006, the Company entered into an agreement and plan of merger (the “FNF Merger Agreement”) with Old FNF (amended September 18, 2006) (the “FNF Merger”). The FNF Merger was one step in a plan that eliminated Old FNF’s holding company structure and majority ownership of FIS. Prior to the FNF Merger, substantially all of the remaining assets and liabilities of Old FNF other than its ownership interest in FIS were transferred to its subsidiary, Fidelity National Title Group, Inc. (“FNT”). Pursuant to the FNF Merger Agreement, on November 9, 2006, Old FNF merged with and into FIS, with FIS continuing as the surviving corporation. In consideration for the FNF Merger, Old FNF stockholders received an aggregate of 96.5 million shares of FIS stock for their Old FNF shares. In addition, FIS issued options to purchase FIS common stock and shares of FIS restricted stock in exchange for certain Old FNF options and restricted stock outstanding at the time of the FNF Merger. After the completion of all of the transactions, FNT was renamed Fidelity National Financial, Inc. (“FNF”) and now trades under the symbol FNF. Old FNF Chairman and CEO William P. Foley, II, assumed a similar position in FNF and now serves as its Chairman and as Executive Chairman of FIS, and other key members of Old FNF senior management continued their involvement in both FNF and FIS in executive capacities. U.S. generally accepted accounting principles require that one of the two parties to the FNF Merger be designated as the acquirer for accounting purposes. However, if a transaction lacks substance, it is not a purchase event and should be accounted for based on existing carrying amounts. In the FNF Merger, the minority interest of FIS has not changed and the only assets and liabilities of the combined entity after the exchange are those of FIS prior to the exchange. Because a change in ownership of the minority interest did not take place, the FNF Merger has been accounted for based on the carrying amounts of FIS’ assets and liabilities.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2009
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies

(3)	Summary of Significant Accounting Policies

The following describes the significant accounting policies of the Company which have been followed in preparing the accompanying Consolidated Financial Statements.

(a)	Principles of Consolidation

The Consolidated Financial Statements include the accounts of FIS, its wholly-owned subsidiaries, and subsidiaries that are majority owned and/or over which it exercises substantive control. Investments in unconsolidated affiliates, in which FIS has 20 percent to 50 percent of ownership interest and has the ability to exercise significant influence, but not substantive control, over the affiliate’s operating and financial policies, are accounted for using the equity method of accounting.

All significant intercompany profits, transactions and balances have been eliminated in consolidation.

(b)	Cash and Cash Equivalents

The Company considers all cash on hand, money market funds and other highly liquid investments with original maturities of three months or less to be cash and cash equivalents. As part of the Company’s payment processing business, the Company provides cash settlement services to financial institutions and state and local governments. These services involve the movement of funds between the various parties associated with ATM, point-of-sale or electronic benefit transactions (EBT) and this activity results in a balance due to the Company at the end of each business day that it recoups over the next few business days. The in-transit balances due the Company are included in cash and cash equivalents. The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair value. At December 31, 2009, we had cash and cash equivalents of  $430.9 million of which approximately  $195.4 million is held by our operations in foreign jurisdictions.

(c)	Fair Value Measurements

Fair Value of Financial Instruments

The carrying amounts reported in the Consolidated Balance Sheets for receivables and accounts payable approximate their fair values because of their immediate or short-term maturities. The fair value of the Company’s long-term debt is estimated to be approximately  $126.0 million and  $502.0 million lower than the carrying value as of December 31, 2009 and 2008, respectively. These estimates are based on values of trades of our debt in close proximity to year end, which are considered Level 2-type measurements as discussed below. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company holds, or has held, certain derivative instruments, specifically interest rate swaps and warrants relating to certain subsidiaries. As discussed in Note 14, interest rate swaps were valued using Level 2-type measurements.

Fair Value Hierarchy

The authoritative accounting literature defines fair value, establishes a framework for measuring fair value, and establishes a fair value hierarchy based on the quality of inputs used to measure fair value.

The fair value hierarchy includes three levels which are based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). If the inputs used to measure the fair value fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement of the asset or liability. The three levels of the fair value hierarchy are described below:

Level 1.  Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2.  Inputs to the valuation methodology include:

•	Quoted prices for similar assets or liabilities in active markets;

•	Quoted prices for identical or similar assets or liabilities in inactive markets;

•	Inputs other than quoted prices that are observable for the asset or liability;

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3.  Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Nonrecurring Fair Value Measurements

Generally accepted accounting principles require that, subsequent to their initial recognition, certain assets be reviewed for impairment on a nonrecurring basis by comparison to their fair value. As more fully discussed in their respective subheadings below, this includes goodwill, long-lived assets, intangible assets and computer software. Following is a summary of the fair value measurement impairments recognized in 2009 for assets measured at fair value on a nonrecurring basis:

	2009 Impairments Resulting from Fair Value Measurement
			Valuation
			Techniques
	Valuation	Valuation	Incorporating
	Determined by	Techniques	Information
	Quoted Prices	Based on	Other Than
	in Active	Observable	Observable
	Markets	Market Data	Market Data
	(Level 1)	(Level 2)	(Level 3)	Total Impairment

Asset Category:
Intangible assets, net	$—	$—	$124.0	$124.0
Computer software, net	—	—	12.9	12.9

Total	$—	$—	$136.9	$136.9

(d)	Derivative Financial Instruments

The Company accounts for derivative financial instruments in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 815, Derivatives and Hedging. During 2009, 2008 and 2007, the Company engaged in hedging activities relating to its variable rate debt through the use of interest rate swaps. The Company designates these interest rate swaps as cash flow hedges. The estimated fair values of the cash flow hedges are recorded as an asset or liability of the Company and are included in the accompanying Consolidated Balance Sheets in prepaid expenses and other current assets, other non-current assets, accounts payable and accrued liabilities or other long-term liabilities, as appropriate, and as a component of accumulated other comprehensive earnings, net of deferred taxes. A portion of the amount included in accumulated other comprehensive earnings is recorded in interest expense as a yield adjustment as interest payments are made on the Company’s Term and Revolving Loans (Note 14). The Company’s existing cash flow hedges are highly effective and there was an immaterial impact on earnings due to hedge ineffectiveness. It is our policy to execute such instruments with credit-worthy banks at the time of execution and not to enter into derivative financial instruments for speculative purposes. As of December 31, 2009, we believe that our interest rate swap counterparties will be able to fulfill their obligations under our agreements.

In November 2007, Metavante entered into an interest rate swap with Lehman Brothers Special Financing, Inc. (“LBSFI”), which subsequently filed for protection under Chapter 11 of the United States Bankruptcy Code, as amended. Because of the uncertainty surrounding LBSFI’s ability to perform its obligations relative to the net settlement feature of the interest rate swap, it has been accounted for as a contingent liability. At acquisition, FIS recorded a liability related to the derivative based on its fair value at October 1, 2009, and will account for the liability under FASB ASC Section 805-20-25. Subsequent to acquisition, the Company has made payments related to previous interest accrued on the swap totaling  $16.2 million and is current on interest payments as of December 31, 2009. The Company has accrued a  $19.8 million liability related to this contingency at December 31, 2009. See Note 16 for additional information.

(e)	Trade Receivables

A summary of trade receivables, net, at December 31, 2009 and 2008 is as follows (in millions):

	2009	2008

Trade receivables — billed	$720.7	$431.8
Trade receivables — unbilled	86.5	121.8

Total trade receivables	807.2	553.6
Allowance for doubtful accounts	(41.8)	(40.6)

Total trade receivables, net	$765.4	$513.0

The Company analyzes trade accounts receivable by considering historical bad debts, customer creditworthiness, current economic trends, changes in customer payment terms and collection trends when evaluating the adequacy of the allowance for doubtful accounts. Any change in the assumptions used may result in an additional allowance for doubtful accounts being recognized in the period in which the change occurs.

A summary of the roll forward of allowance for doubtful accounts, at December 31, 2009, 2008 and 2007 is as follows (in millions):

Allowance for doubtful accounts as of December 31, 2006	$(31.5)
Bad debt expense	(30.3)
Transfers and acquisitions	(16.0)
Write-offs	24.4

Allowance for doubtful accounts as of December 31, 2007	(53.4)

Bad debt expense	(34.0)
Transfers related to LPS spin-off	33.8
Write-offs	13.0

Allowance for doubtful accounts as of December 31, 2008	(40.6)

Bad debt expense	(27.6)
Write-offs	26.4

Allowance for doubtful accounts as of December 31, 2009	$(41.8)

Settlement Deposits, Receivables, and Payables.  The Company records settlement receivables and payables that result from timing differences in the Company’s settlement process with merchants, financial institutions, and credit card associations related to merchant and card transaction processing and third-party check collections. Cash held by FIS associated with this settlement process is classified as settlement deposits in the Consolidated Balance Sheets.

(f)	Other receivables

Other receivables represent amounts due from consumers related to deferred debit processing services and other amounts including income taxes receivable. A significant portion of the amounts due from consumers at December 31, 2008 ( $81.7 million) related to Certegy Australia, Ltd., which was sold on October 13, 2008. On December 1, 2009, we sold the remaining balance of the amounts due from consumers for  $17.5 million, recognizing a pretax gain of  $0.5 million on the sale. An additional pre-tax gain of  $8.1 million was recorded related to the release of cumulative translation adjustments from other comprehensive earnings upon final disposition. The gain is included in our Consolidated Statements of Earnings as earnings from discontinued operations.

(g)	Goodwill

Goodwill represents the excess of cost over the fair value of identifiable net assets acquired and liabilities assumed in business combinations. FASB ASC Topic 350, Intangibles — Goodwill and Other requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives to their estimated residual values and be reviewed for impairment in accordance with the Impairment or Disposal of Long-Lived Assets Subsection of FASB ASC Section 360-10-35. The authoritative guidance also provides that goodwill and other intangible assets with indefinite useful lives should not be amortized, but shall be tested for impairment annually or more frequently if circumstances indicate potential impairment, through a comparison of fair value to their carrying amounts. The Company measures for impairment on an annual basis during the fourth quarter using a September 30th measurement date unless circumstances require a more frequent measurement.

(h)	Long-lived Assets

Long-lived assets and intangible assets with definite useful lives are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset, which are Level 3-type measurements. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset.

(i)	Intangible Assets

The Company has intangible assets which consist primarily of customer relationships that are recorded in connection with acquisitions at their fair value based on the results of valuation analysis. Customer relationships are amortized over their estimated useful lives using an accelerated method which takes into consideration expected customer attrition rates up to a ten-year period. Intangible assets with estimated useful lives (principally customer relationships and certain trademarks) are reviewed for impairment in accordance with the Impairment or Disposal of Long-Lived Assets Subsection of FASB ASC Section 360-10-35, while certain trademarks determined to have indefinite lives are reviewed for impairment at least annually in accordance with FASB ASC Topic 350.

(j)	Computer Software

Computer software includes the fair value of software acquired in business combinations, purchased software and capitalized software development costs. Purchased software is recorded at cost and amortized using the straight-line method over its estimated useful life and software acquired in business combinations is recorded at its fair value and amortized using straight-line or accelerated methods over its estimated useful life, ranging from five to ten years.

The capitalization of software development costs is governed by FASB ASC Subtopic 985-20 if the software is to be sold, leased or otherwise marketed, or by FASB ASC Subtopic 350-40 if the software is for internal use. After the technological feasibility of the software has been established (for software to be marketed), or at the beginning of application development (for internal-use software), software development costs, which include salaries and related payroll costs and costs of independent contractors incurred during development, are capitalized. Research and development costs incurred prior to the establishment of technological feasibility (for software to be marketed), or prior to application development (for internal-use software), are expensed as incurred. Software development costs are amortized on a product by product basis commencing on the date of general release of the products (for software to be marketed) and the date placed in service for purchased software (for internal-use software). Software development costs (for software to be marketed) are amortized using the greater of (1) the straight-line method over its estimated useful life, which ranges from three to ten years or (2) the ratio of current revenues to total anticipated revenue over its useful life.

(k)	Deferred Contract Costs

Costs of software sales and outsourced data processing and application management arrangements, including costs incurred for bid and proposal activities, are generally expensed as incurred. However, certain costs incurred upon initiation of a contract are deferred and expensed over the contract life. These costs represent incremental external costs or certain specific internal costs that are directly related to the contract acquisition or transition activities and are primarily associated with installation of systems/processes and data conversion.

In the event indications exist that a particular deferred contract cost balance may be impaired, undiscounted estimated cash flows of the contract are projected over its remaining term and compared to the unamortized deferred contract cost balance. If the projected cash flows are not adequate to recover the unamortized cost balance, the balance would be adjusted to equal the contract’s net realizable value, including any termination fees provided for under the contract, in the period such a determination is made.

(l)	Property and Equipment

Property and equipment is recorded at cost, less accumulated depreciation and amortization. Depreciation and amortization are computed primarily using the straight-line method based on the estimated useful lives of the related assets: thirty years for buildings and three to seven years for furniture, fixtures and computer equipment. Leasehold improvements are amortized using the straight-line method over the lesser of the initial term of the applicable lease or the estimated useful lives of such assets.

(m)	Income Taxes

The Company recognizes deferred income tax assets and liabilities for temporary differences between the financial reporting basis and the tax basis of the Company’s assets and liabilities and expected benefits of utilizing net operating loss and credit carryforwards. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The impact on deferred income taxes of changes in tax rates and laws, if any, is reflected in the Consolidated Financial Statements in the period enacted.

(n)	Revenue Recognition

The Company generates revenues from the delivery of bank processing, credit and debit card processing services, other payment processing services, professional services, software licensing and software related services and products. The Company recognizes revenue when: (i) evidence of an arrangement exists; (ii) delivery has occurred; (iii) the fees are fixed or determinable; and (iv) collection is considered probable.

The following describes the Company’s primary types of revenues and its revenue recognition policies as they pertain to the types of transactions the Company enters into with its customers. The Company enters into arrangements with customers to provide services, software and software-related services such as post-contract customer support and implementation and training either individually or as part of an integrated offering of multiple services. These services occasionally include offerings from more than one segment to the same customer. The revenues for services provided under these multiple element arrangements are recognized in accordance with the applicable revenue recognition accounting principles as further described below.

Processing Services

Processing services include data processing and application management. Revenues from processing services are typically volume-based depending on factors such as the number of accounts processed, transactions processed and computer resources utilized. Revenues from these arrangements are recognized as services are performed.

In the event that the Company’s arrangements with its customers include more than one service, the Company determines whether the individual revenue elements can be recognized separately. An arrangement containing more than one deliverable is considered a separate unit of accounting if all the following criteria are met: the item has value to a customer on a standalone basis; there is objective and reliable evidence of fair value of the item; and, if the arrangement includes a general right of return relative to the delivered item, delivery or performance of the item is considered probable and substantially in the Company’s control.

A relatively small percentage of credit card processing revenue is generated from the merchant institution processing business, where the relationship is with the financial institution that contracts directly with the merchant. In this business, the Company is responsible for collecting and settling interchange fees with the credit card associations. Whether a company should recognize revenue based on the gross amount billed to a customer or the net amount retained is a matter of judgment that depends on the relevant facts and circumstances. Certain factors or indicators have been identified in the authoritative literature that should be considered in the evaluation. The Company has evaluated the indicators and records the interchange fees revenue on a gross basis and the related costs are included in cost of revenue in arrangements where the Company is considered the primary obligor and bears credit risk associated with the transactions.

Professional Service Revenues

Revenues and costs related to implementation, conversion and programming services associated with the Company’s data processing and application management agreements during the implementation phase are deferred and subsequently recognized using the straight-line method over the term of the related services agreement. The Company evaluates these deferred contract costs for impairment in the event any indications of impairment exist.

Revenues and costs related to other consulting service agreements are recognized as the services are provided, assuming the separation criteria outlined above are satisfied.

License and Software Related Revenues

The Company recognizes software license and post-contract customer support fees as well as associated implementation, training, conversion and programming fees in accordance with FASB ASC Subtopic 985-605. Initial license fees are recognized when a contract exists, the fee is fixed or determinable, software delivery has occurred and collection of the receivable is deemed probable, provided that vendor-specific objective evidence (“VSOE”) of fair value has been established for each element or for any undelivered elements. VSOE for each element is based on the price charged when the same element is sold separately, or in the case of post-contract customer support, when a substantive stated renewal rate is provided to the customer. If evidence of fair value of all undelivered elements exists but evidence does not exist for one or more delivered elements, then revenue is recognized using the residual method. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the arrangement fee is recognized as revenue. If evidence of fair value does not exist for one or more undelivered elements of a contract, then all revenue is deferred until all elements are delivered or fair value is determined for all remaining undelivered elements. Revenue from post-contract customer support is recognized ratably over the term of the agreement. The Company records deferred revenue for all billings invoiced prior to revenue recognition.

With respect to a small percentage of revenues, the Company uses contract accounting, when the arrangement with the customer includes significant customization, modification, or production of software. For elements accounted for under contract accounting, revenue is recognized using the percentage-of-completion method since reasonably dependable estimates of revenues and contract hours applicable to various elements of a contract can be made. Revenues in excess of billings on these agreements are recorded as unbilled receivables and are included in trade receivables. Billings in excess of revenue recognized on these agreements are recorded as deferred revenue until revenue recognition criteria are met. Changes in estimates for revenues, costs and profits are recognized in the period in which they are determinable. When the Company’s estimates indicate that the entire contract will be performed at a loss, a provision for the entire loss is recorded in that accounting period.

In arrangements where the licensed software includes hosting the software for the customer, a software element is only considered present if the customer has the contractual right to take possession of the software at any time during the hosting period without significant penalty and it is feasible for the customer to either operate the software on their own hardware or contract with another vendor to host the software. If the arrangement meets these criteria, as well as the other criteria for recognition of the license revenues described above, a software element is present and license revenues are recognized when the software is delivered and hosting revenues are recognized as the service is provided. If a separate software element as described above is not present, the related revenues are combined and recognized ratably over the hosting or maintenance period, whichever is longer.

Hardware revenue is recognized as a delivered element following the separation and recognition criteria discussed above. The Company does not stock in inventory the hardware products sold, but arranges for delivery of hardware from third-party suppliers. The Company has evaluated the gross vs. net indicators for these transactions and records the revenue related to hardware transactions on a gross basis and the related costs are included in cost of revenue as the Company is considered the primary obligor by the customer, bears risk of loss, and has latitude in establishing prices on the equipment.

(o)	Cost of revenue and selling, general and administrative expenses

Cost of revenue includes payroll, employee benefits, occupancy costs and other costs associated with personnel employed in customer service roles, including program design and development and professional services. Cost of revenue also includes data processing costs, amortization of software, customer relationship intangible assets and depreciation on operating assets.

Selling, general and administrative expenses include payroll, employee benefits, occupancy and other costs associated with personnel employed in sales, marketing, human resources and finance roles. Selling, general and administrative expenses also include depreciation on non-operating corporate assets, advertising costs and other marketing-related programs.

(p)	Stock-Based Compensation Plans

The Company accounts for stock-based compensation plans using the fair value method. Thus, compensation cost is measured based on the fair value of the award at the grant date and is recognized over the service period.

(q)	Foreign Currency Translation

The functional currency for the foreign operations of the Company is either the U.S. Dollar or the local currency. For foreign operations where the local currency is the functional currency, the translation of foreign currencies into U.S. Dollars is performed for balance sheet accounts using exchange rates in effect at the balance sheet date and for revenue and expense accounts using a weighted average exchange rate during the period. The gains and losses resulting from the translation are included in accumulated other comprehensive earnings (loss) in the Consolidated Statements of Equity and Comprehensive Earnings and are excluded from net earnings. Realized gains or losses resulting from other foreign currency transactions are included in other income.

(r)	Management Estimates

The preparation of these Consolidated Financial Statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

(s)	Check Guarantee Reserves

In the Company’s check guarantee business, if a guaranteed check presented to a merchant customer is dishonored by the check writer’s bank, the Company reimburses the merchant customer for the check’s face value and pursues collection of the amount from the delinquent check writer. Loss reserves and anticipated recoveries are primarily determined by performing a historical analysis of the Company’s check loss and recovery experience and considering other factors that could affect that experience in the future. Such factors include the general economy, the overall industry mix of customer volumes, statistical analysis of check fraud trends within customer volumes, and the quality of returned checks. Once these factors are considered, the Company establishes a rate for check losses that is calculated by dividing the expected check losses by dollar volume processed and a rate for anticipated recoveries that is calculated by dividing the anticipated recoveries by the total amount of related check losses. These rates are then applied against the dollar volume processed and check losses, respectively, each month and charged to cost of revenue. The estimated check returns and recovery amounts are subject to risk that actual amounts returned and recovered may be different than the Company’s estimates. The Company had accrued claims payable balances of  $18.3 million and  $24.0 million at December 31, 2009 and 2008, respectively, related to these estimations. The Company had accrued claims recoverable of  $22.5 million and  $28.4 million at December 31, 2009 and 2008, respectively, related to these estimations. In addition, the Company recorded check guarantee losses, net of anticipated recoveries excluding service fees, of  $83.3 million,  $115.2 million and  $129.2 million for the years ended December 31, 2009, 2008 and 2007, respectively. The amount paid to merchant customers, net of amounts recovered from check writers excluding service fees, was  $72.4 million,  $100.7 million and  $126.7 million for the years ended December 31, 2009, 2008 and 2007, respectively.

(t)	Net Earnings per Share

Net earnings and earnings per share for the years ended December 31, 2009, 2008 and 2007 are as follows (in millions, except per share data):

	Year Ended December 31,
	2009	2008	2007

Earnings from continuing operations attributable to FIS, net of tax	$101.3	$110.5	$237.2
Earnings (losses) from discontinued operations attributable to FIS, net of tax	4.6	104.3	324.0

Net earnings attributable to FIS	$105.9	$214.8	$561.2

Weighted average shares outstanding — basic	236.4	191.6	193.1
Plus: Common stock equivalent shares assumed from conversion of options	3.0	1.9	3.4

Weighted average shares outstanding — diluted	239.4	193.5	196.5

Basic net earnings per share from continuing operations attributable to FIS common stockholders	$0.43	$0.58	$1.23
Basic net earnings per share from discontinued operations attributable to FIS common stockholders	0.02	0.54	1.68

Basic net earnings per share attributable to FIS common stockholders	$0.45	$1.12	$2.91

Diluted net earnings per share from continuing operations attributable to FIS common stockholders	$0.42	$0.57	$1.21
Diluted net earnings per share from discontinued operations attributable to FIS common stockholders	0.02	0.54	1.65

Diluted net earnings per share attributable to FIS common stockholders	$0.44	$1.11	$2.86

Options to purchase approximately 12.3 million, 12.3 million and 3.4 million shares of our common stock for the years ended December 31, 2009, 2008 and 2007, respectively, were not included in the computation of diluted earnings per share because they were antidilutive.

(u)	Recent Accounting Pronouncements

In December 2007, the Financial Accounting Standards Board (FASB) issued new guidance requiring an acquirer in a business combination to recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree at their fair values at the acquisition date, with limited exceptions. The costs of the acquisition and any related restructuring costs are to be recognized separately. When the fair value of assets acquired exceeds the fair value of consideration transferred plus any noncontrolling interest in the acquiree, the excess will be recognized as a gain. All business combinations will be accounted for prospectively by applying the acquisition method, including combinations among mutual entities and combinations by contract alone. In April 2009, the FASB amended and clarified the initial recognition and measurement, subsequent measurement and accounting, and related disclosures arising from contingencies in a business combination. Assets and liabilities arising from contingencies in a business combination are to be recognized at their fair value on the acquisition date if fair value can be determined during the measurement period. If fair value cannot be determined, the existing guidance for contingencies and other authoritative literature should be followed. This new guidance is effective for periods beginning on or after December 15, 2008, and applies to business combinations occurring after the effective date. The Company has applied the provisions to the Metavante combination, and will apply the provisions prospectively for any future business combinations.

In December 2007, the FASB issued new guidance relative to noncontrolling interests (sometimes called minority interests), requiring: (1) that noncontrolling interests be presented as a component of equity on the balance sheet; (2) that the amount of net earnings attributable to the parent and to the noncontrolling interests be clearly identified and presented on the face of the Consolidated Statement of Earnings; and (3) expanded disclosures that identify and distinguish between the interests of the parent’s owners and the interests of the non-controlling owners of subsidiaries. The Company adopted the presentation and disclosure requirements as of January 1, 2009, with retrospective application for all periods presented.

In June 2009, the FASB issued new guidance for transfers and servicing of financial assets. The primary changes include: (1) the elimination of the “qualified special purpose entity” concept, and the exception that allowed many transferors to deconsolidate such entities; (2) a new “participating interest” definition that must be met for transfers of portions of financial assets to be eligible for sale accounting; (3) clarification and amendments to the derecognition criteria for a transfer to be accounted for as a sale; (4) a change to the amount of recognized gain/loss on a transfer accounted for as a sale when beneficial interests are received by the transferor; and (5) enhanced disclosure requirements. This new guidance will be applied prospectively to new transfers of financial assets occurring in fiscal years beginning after November 15, 2009.

In June 2009, the FASB issued new consolidation guidance for variable interest entities (VIE’s). It requires an enterprise to qualitatively assess the determination of the primary beneficiary (or consolidator) of a VIE based on whether the entity (1) has the power to direct matters that most significantly impact the activities of the VIE, and (2) has the obligation to absorb losses or the right to receive benefits of the VIE that could potentially be significant to the VIE. The new guidance changes the consideration of kick-out rights in determining if an entity is a VIE which may cause certain additional entities to be considered VIE’s. It also requires an ongoing reconsideration of the primary beneficiary, and amends the events that trigger a reassessment of whether an entity is a VIE. The new guidance is effective January 1, 2010 for calendar year-end companies. There is no grandfathering of previous consolidation conclusions. As a result, any existing VIE’s at date of adoption must be re-evaluated. The Company currently has no unconsolidated VIE’s; thus, this new guidance is not expected to have an impact on the Company’s financial position or results of operations.

In August 2009, the FASB issued guidance to amend Accounting Standards Codification (ASC) Topic 820, Fair Value Measurements. The update addresses practice difficulties caused by the tension between fair-value measurements based on the price that would be paid to transfer a liability to a new obligor and contractual or legal requirements that prevent such transfers from taking place. The guidance prescribes using the quoted price in an active market for an identical liability when traded as an asset to assign a fair value to debt. The new guidance is effective for interim and annual periods beginning after August 27, 2009, and applies to all required fair-value measurements of liabilities. No new fair-value measurements are required by the standard. The Company’s methodology for assessing and reporting the fair value of outstanding debt is consistent with that prescribed by this guidance.

In September 2009, the FASB amended ASC Subtopic 605-25, Revenue Recognition — Multiple-Element Arrangements to eliminate the requirement that all undelivered elements have Vendor Specific Objective Evidence (VSOE) or Third-Party Evidence (TPE) of standalone selling price before an entity can recognize the portion of an overall arrangement fee that is attributable to items that have been delivered. In the absence of VSOE or TPE of the standalone selling price for one or more delivered or undelivered elements in a multiple-element arrangement, entities will be required to estimate the selling prices of those elements. The overall arrangement fee will be allocated to each element (both delivered and undelivered items) based on their relative selling prices, regardless of whether those selling prices are evidenced by VSOE or TPE or are based on the entity’s estimated selling price. Application of the “residual method” of allocating an overall arrangement fee between delivered and undelivered elements will no longer be permitted upon adoption of this new guidance. Additional disclosure will be required about multiple-element revenue arrangements, as well as qualitative and quantitative disclosure about the effect of the change. The amendment is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted at the beginning of a fiscal year or applied retrospectively to the beginning of a fiscal year. The Company adopted this guidance prospectively as of January 1, 2010. The effect of the change for FIS will be a function of the new contracts entered into or materially modified after adoption, and relates primarily to arrangements that include software licenses with other service elements. Management expects this guidance to result in a modest increase in revenue in the year of adoption related to revenue that would have been deferred under the existing authoritative literature.

(v)	Certain Reclassifications

Certain reclassifications have been made in the 2008 and 2007 Consolidated Financial Statements to conform to the classifications used in 2009.

Discontinued Operations	12 Months Ended
Dec. 31, 2009
Discontinued Operations [Abstract]
Discontinued Operations

(4)	Discontinued Operations

During 2009 and 2008, certain operations are reported as discontinued in the Consolidated Statements of Earnings for the years ended December 31, 2009, 2008 and 2007. Interest is allocated to discontinued operations based on debt to be retired and debt specifically identified as related to the respective discontinued operation.

ClearPar

On October 30, 2009, we entered into a definitive agreement to sell ClearPar because its operations did not align with our strategic plans. The net assets were classified as held for sale at December 31, 2009, and the transaction was closed on January 1, 2010. We received proceeds of  $71.5 million, realizing a pretax gain on sale of  $5.7 million and an after tax loss of ( $9.8) million resulting from permanent tax differences associated with the allocation of goodwill. ClearPar had revenues of  $20.8 million,  $18.3 million and  $28.1 million during the years ended December 31, 2009, 2008 and 2007, respectively. ClearPar had earnings before taxes of  $12.2 million,  $11.1 million and  $20.3 million during the years ended December 31, 2009, 2008 and 2007, respectively.

LPS

On July 2, 2008, all of the shares of the common stock, par value  $0.0001 per share, of Lender Processing Services, Inc. (“LPS”) were distributed to FIS shareholders through a stock dividend (the “spin-off”). At the time of the distribution, LPS consisted of substantially all the assets, liabilities, businesses and employees related to FIS’ Lender Processing Services segment. Upon the distribution, FIS shareholders received one-half share of LPS common stock for every share of FIS common stock held as of the close of business on June 24, 2008. The results of operations of the former Lender Processing Services segment of FIS are reflected as discontinued operations in the Consolidated Statements of Earnings for the years ended December 31, 2008 and 2007. The Lender Processing Services segment had revenues of  $913.1 million and  $1,686.6 million for the period from January 1, 2008 through July 2, 2008 and for the year ended December 31, 2007, respectively. The Lender Processing Services segment had earnings before taxes of  $188.4 million and  $412.3 million for the period from January 1, 2008 through July 2, 2008 and for the year ended December 31, 2007, respectively.

The following table summarizes the major categories of LPS assets and liabilities disposed of in the July 2, 2008 spin-off:

Assets:
Total current assets	$379.3
Goodwill, net	1,084.6
Other intangible assets, net	103.3
Other non-current assets	356.8
Liabilities:
Other current liabilities	$190.7
Long-term debt	1,585.2
Other long-term liabilities	52.9
Minority interest	10.8

Certegy Australia, Ltd.

On October 13, 2008, we sold Certegy Australia, Ltd.  (“Certegy Australia”) for  $21.1 million in cash and other consideration, because its operations did not align with our strategic plans. Certegy Australia had revenues of  $27.6 million and  $29.1 million during the years ended December 31, 2008 and 2007, respectively. Certegy Australia had earnings (losses) before taxes of ( $17.6) million (including  $26.0 million of trademark impairment charge as discussed in Note 10) and  $15.7 million during the years ended December 31, 2008 and 2007, respectively.

Certegy Gaming Services

On April 1, 2008, we sold Certegy Gaming Services, Inc. (“Certegy Game”) for  $25.0 million, realizing a pretax loss of  $4.1 million, because its operations did not align with our strategic plans. Certegy Game had revenues of  $27.2 million and  $96.4 million during the years ended December 31, 2008 and 2007, respectively. Certegy Game had earnings (losses) before taxes of  $0.3 million (excluding the pretax loss realized on sale) and ( $1.1) million during the years ended December 31, 2008 and 2007, respectively.

FIS Credit Services

On February 29, 2008, we sold FIS Credit Services, Inc. (“Credit”) for  $6.0 million, realizing a pre-tax gain of  $1.4 million, because its operations did not align with our strategic plans. Credit had revenues of  $1.4 million and  $12.4 million during the years ended December 31, 2008 and 2007, respectively. Credit had losses before taxes of ( $0.2) million (excluding the realized gain) and  $2.1 million during the years ended December 31, 2008 and 2007, respectively.

Homebuilders Financial Network

During the year ended December 31, 2008, we discontinued and dissolved Homebuilders Financial Network, LLC and its related entities (“HFN”) due to the loss of a major customer. HFN had revenues of  $1.4 million and  $12.5 million during the years ended December 31, 2008 and 2007, respectively. HFN had earnings (losses) before taxes of ( $4.7) million and  $3.5 million during the years ended December 31, 2008 and 2007, respectively.

Property Insight

On August 31, 2007, we sold Property Insight, LLC (“Property Insight”) to FNF for  $95.0 million in cash realizing a pre-tax gain of  $66.9 million ( $42.1 million after-tax), because its operations did not align with our strategic plans. Property Insight had revenues of  $52.6 million and earnings before taxes of  $13.7 million (excluding the realized gain) during the year ended December 31, 2007.

Related Party Transactions	12 Months Ended
Dec. 31, 2009
Related Party Transactions [Abstract]
Related Party Transactions

(5)	Related Party Transactions

We are party to certain related party agreements described below.

A detail of related party items included in revenues for the years ended December 31, 2009, 2008 and 2007 is as follows (in millions):

	2009	2008	2007

Banco Santander item processing revenue	$44.2	$50.1	$50.0
Banco Bradesco item processing revenue	14.5	16.6	14.1
Banco Santander Brazilian venture revenue	64.0	45.1	6.9
Banco Bradesco Brazilian venture revenue	97.3	76.2	39.6
FNF data processing services revenue	49.9	42.5	46.6
Sedgwick data processing services revenue	40.0	39.3	37.8
Ceridian data processing services revenue	1.0	—	—
LPS services revenue	0.7	0.3	—

Total related party revenues	$311.6	$270.1	$195.0

See Notes 7 and 20 for a discussion of the Brazilian outsourced card-processing venture with Banco Santander and Banco Bradesco.

A detail of related party items included in operating expenses (net of expense reimbursements) for the years ended December 31, 2009, 2008 and 2007 is as follows (in millions):

	2009	2008	2007

Equipment and real estate leasing with FNF and LPS	$16.0	$19.3	$6.8
Administrative corporate support and other services with FNF and LPS	12.7	11.6	8.5

Total expenses	$28.7	$30.9	$15.3

FNF

We provide data processing services to FNF consisting primarily of infrastructure support and data center management. Our agreement with FNF runs through June 30, 2013, with an option to renew for one or two additional years, subject to certain early termination provisions (including the payment of minimum monthly service and termination fees). During the 2009 third quarter, FNF entered into a transaction that triggered the repayment of the  $5.9 million note payable to FIS. We recorded interest income related to this note of approximately  $0.1 million,  $0.3 million and  $0.1 million for the years ended December 31, 2009 and 2008 and the period from October 1, 2007 through December 31, 2007, respectively. Historically, FNF has provided to us, and to a lesser extent we have provided to FNF, certain administrative support services relating to general management and administration. The pricing for these services, both to and from FNF, is at cost. We also incurred expenses for amounts paid by us to FNF under leases of certain personal property and technology equipment.

FNF and THL Investment

On October 1, 2009, pursuant to an investment agreement with Thomas H. Lee Partners, L.P. (“THL”) and FNF dated as of March 31, 2009, FIS issued and sold (a) to THL in a private placement 12.9 million shares of FIS common stock for an aggregate purchase price of approximately  $200.0 million and (b) to FNF in a private placement 3.2 million shares of FIS common stock for an aggregate purchase price of approximately  $50.0 million. FIS paid each of THL and FNF a transaction fee equal to 3% of their respective investments. The investment agreement provides that neither THL nor FNF may transfer the shares purchased in the investments, subject to limited exceptions, for 180 days after the closing. Contingent upon THL maintaining certain ownership levels in FIS common stock, THL has the right to designate one member to the Company’s board of directors.

Ceridian

We provide data processing services to Ceridian Corporation (“Ceridian”), a company in which FNF holds an approximate 33% equity interest.

Sedgwick

We provide data processing services to Sedgwick CMS, Inc. (“Sedgwick”), a company in which FNF holds an approximate 32% equity interest.

LPS

We provide transitional services to LPS as a result of the spin-off. In addition, we have entered into certain property management and real estate lease agreements with LPS relating to our Jacksonville corporate headquarters.

We believe the amounts earned from or charged by us under each of the foregoing arrangements are fair and reasonable. We believe our service arrangements are priced within the range of prices we offer to third parties. However, the amounts we earned or that were charged under these arrangements were not negotiated at arm’s-length, and may not represent the terms that we might have obtained from an unrelated third party.

Discontinued Operations — Related Party Activity

On August 31, 2007, we completed the sale of Property Insight to FNF. The net earnings from Property Insight, including related party revenues and expenses, are classified as earnings from discontinued operations for the period from January 1, 2007 through August 31, 2007.

Through July 2, 2008, LPS provided a number of services to FNF that are now presented as discontinued operations. These services included title agency services, software development services, real estate related services and other cost sharing services. These activities are included within net earnings from discontinued operations.

Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2009
Acquisitions and Dispositions [Abstract]
Acquisitions and Dispositions

(6)	Acquisitions and Dispositions

The results of operations and financial position of the entities acquired during the years ended December 31, 2009, 2008, and 2007 are included in the Consolidated Financial Statements from and after the date of acquisition. There were no significant acquisitions in 2008.

2009 Significant Acquisition

Metavante

On October 1, 2009, we completed the acquisition of Metavante (the “Metavante Acquisition”). Metavante expands the scale of FIS core processing and payment capabilities, adds trust and wealth management services and includes the NYCE Network, a leading national EFT network. In addition, Metavante adds significant scale to treasury and cash management offerings and provides an entry into the emerging markets of healthcare and government payments. Pursuant to the Agreement and Plan of Merger (the “Metavante Merger Agreement”) dated as of March 31, 2009, Metavante became a wholly-owned subsidiary of FIS. Each issued and outstanding share of Metavante common stock, par value  $0.01 per share, was converted into 1.35 shares of FIS common stock. In addition, outstanding Metavante stock options and other stock-based awards converted into comparable FIS stock options and other stock-based awards at the same conversion ratio.

The total purchase price was as follows (in millions):

Value of Metavante common stock	$4,066.4
Value of Metavante stock awards	121.4

Total purchase price	$4,187.8

We have recorded a preliminary allocation of the purchase price to Metavante tangible and identifiable intangible assets acquired and liabilities assumed based on their fair values as of October 1, 2009. Goodwill has been recorded based on the amount by which the purchase price exceeds the fair value of the net assets acquired. The preliminary purchase price allocation is as follows (in millions):

Cash	$439.7
Trade and other receivables	237.9
Land, buildings, and equipment	119.8
Other assets	144.4
Computer software	287.7
Intangible assets	1,572.0
Goodwill	4,083.1
Liabilities assumed	(2,673.4)
Noncontrolling interest	(23.4)

Total purchase price	$4,187.8

The preliminary allocation of the purchase price to intangible assets, including computer software and customer relationships, is based on valuations performed to determine the fair value of such assets as of the merger date. The Company is still assessing the economic characteristics of certain software projects and customer relationships. The Company expects to substantially complete this assessment during the first quarter of 2010 and may adjust the amounts recorded as of December 31, 2009 to reflect any revised evaluations. Land and building valuations are based upon appraisals performed by certified property appraisers.

The following table summarizes the liabilities assumed in the Metavante Acquisition (in millions):

Long-term debt including current portion	$1,720.1
Deferred income taxes	544.4
Other liabilities	408.9

$2,673.4

In connection with the Metavante Acquisition, we also acquired Metavante stock option plans and registered approximately 12.2 million options and 0.6 million restricted stock units in replacement of similar outstanding awards held by Metavante employees. The amounts attributable to vested options are included as an adjustment to the purchase price, and the amounts attributable to unvested options and restricted stock units will be expensed over the remaining vesting period based on a valuation as of the date of closing.

As of the acquisition date, WPM, L.P., a Delaware limited partnership affiliated with Warburg Pincus Private Equity IX, L.P. (collectively “Warburg Pincus”) owned 25% of the outstanding shares of Metavante common stock, and was a party to a purchase right agreement with Metavante which granted Warburg Pincus the right to purchase additional shares of Metavante common stock under certain conditions in order to maintain its interest. The Company and Warburg Pincus entered into a replacement stock purchase right agreement effective upon consummation of the merger, granting Warburg Pincus the right to purchase comparable FIS shares in lieu of Metavante shares. The purchase right agreement relates to Metavante employee stock options that were outstanding as of the date of Warburg Pincus’ initial investment in Metavante. The stock purchase right may be exercised quarterly for the difference between one-third of the number of said employee stock options exercised during the preceding quarter and the quotient of one-third of the aggregate exercise prices of such options exercised divided by the quoted closing price of a common share on the day immediately before exercise of the purchase right. As of October 1, 2009, approximately 7.0 million options remained outstanding that were subject to this purchase right, and approximately 0.5 million were exercised during the fourth quarter of 2009.

Pro Forma Results

Metavante’s revenues of  $404.1 million for the fourth quarter of 2009 are included in the Consolidated Statements of Earnings. Disclosure of the earnings of Metavante since the acquisition date is not practicable as it is not being operated as a standalone subsidiary.

Selected unaudited pro forma results of operations for the years ended December 31, 2009 and 2008, assuming the Metavante Acquisition had occurred as of January 1 of each respective year, are presented for comparative purposes below (in millions, except per share amounts):

	2009	2008

Total revenues	$4,983.1	$5,020.8
Net earnings from continuing operations attributable to FIS common stockholders	$155.1	$131.6
Pro forma earnings per share — basic from continuing operations attributable to FIS common stockholders	$0.41	$0.36
Pro forma earnings per share — diluted from continuing operations attributable to FIS common stockholders	$0.40	$0.35

Pro forma results include impairment charges of  $136.9 million and Metavante merger and integration related costs of approximately  $143.2 million, on a pre-tax basis. Excluding the impact of deferred revenue adjustments, total pro forma revenues would be  $5,051.9 million and  $5,092.0 million for 2009 and 2008, respectively.

2007 Significant Acquisition

eFunds Corporation

On September 12, 2007, we completed the acquisition of eFunds (the “eFunds Acquisition”). This acquisition expanded our presence in risk management services, EFT services, prepaid/gift card processing, and global outsourcing solutions to financial services companies in the U.S. and internationally. Pursuant to the Agreement and Plan of Merger (the “eFunds Merger Agreement”) dated as of June 26, 2007, eFunds became a wholly-owned subsidiary of FIS. The issued and outstanding shares of eFunds common stock, par value  $0.01 per share, were converted into the right to receive  $36.50 per share in cash.

The total purchase price was as follows (in millions):

Cash paid for eFunds’ common stock	$1,744.9
Value of eFunds’ stock awards	37.6
Transaction costs	8.3

$1,790.8

The purchase price was allocated to eFunds’ tangible and identifiable intangible assets acquired and liabilities assumed based on their fair values as of September 12, 2007. Goodwill was recorded based on the amount by which the purchase price exceeded the fair value of the net assets acquired. The purchase price allocation was follows (in millions):

Cash	$99.3
Trade and other receivables	129.1
Land, buildings, and equipment	77.9
Other assets	17.1
Computer software	59.6
Intangible assets	175.2
Goodwill	1,540.6
Liabilities assumed	(308.0)

Total purchase price	$1,790.8

The allocation of the purchase price to intangible assets, including computer software and customer relationships, was based on valuations performed to determine the values of such assets as of the merger date.

The following table summarizes the liabilities assumed in the eFunds Acquisition (in millions):

Notes payable and capital lease obligations	$103.2
Deferred income taxes	4.9
Estimated severance payments	41.6
Estimated employee relocation and facility closure costs	22.0
Other merger related costs	20.2
Other operating liabilities	116.1

$308.0

In connection with the eFunds Acquisition, we also adopted eFunds’ stock option plans and registered approximately 2.2 million options and 0.2 million restricted stock units in replacement of similar outstanding awards held by eFunds employees. The amounts attributable to vested options were included as an adjustment to the purchase price, and the amounts attributable to unvested options and restricted stock units were to be expensed over the remaining vesting period based on a valuation as of the date of closing. On March 31, 2008, as approved by the Compensation Committee of the Company’s Board of Directors, we accelerated the vesting of all stock awards held by eFunds employees. As a result we recorded  $14.1 million in additional stock compensation expense for the year ended December 31, 2008.

Other acquisitions

The following transactions with acquisition prices between  $10 million and  $100 million were completed by the Company during the period from January 1, 2007 through December 31, 2009. Each of these acquired businesses was integrated into the former LPS segment and was part of the LPS spin-off (Note 4). Purchase prices reflected in the table are net of cash acquired:

Name of Company Acquired	Date Acquired	Purchase Price

Second Foundation, Inc.	February 15, 2007	$18.9 million
Espiel, Inc. and Financial Systems Integrators, Inc.	June 8, 2007	$43.3 million
McDash Analytics	May 15, 2008	$19.1 million

Dispositions

In July of 2007, Covansys, an equity method investee, was purchased by an unrelated entity. We received cash proceeds of approximately  $430.2 million and recognized a pretax gain of approximately  $274.5 million related to the sale of our investment in Covansys. Additionally, we held Covansys warrants in 2007 that were accounted for as available for sale securities prior to their exercise. Net of tax, amounts recognized in other comprehensive earnings in 2007 related to the Covansys warrants were  $7.6 million. As of December 31, 2007, we had no remaining interest in Covansys.

Brazilian Venture	12 Months Ended
Dec. 31, 2009
Brazilian Venture [Abstract]
Brazilian Venture

(7)	Brazilian Venture

In March 2006, we entered into an agreement with ABN AMRO Real (“ABN”) and Banco Bradesco S.A. (“Bradesco”) (collectively, “banks”) to form a venture to provide comprehensive, fully outsourced card processing services to Brazilian card issuers. In exchange for a 51% controlling interest in the venture, we contributed our existing Brazilian card processing business contracts and Brazilian card processing infrastructure and made enhancements to our card processing system to meet the needs of the banks and their affiliates. The banks executed long-term contracts to process their card portfolios with the venture in exchange for an aggregate 49% interest. The accounting entries for this transaction were recorded during 2008 when certain walkaway rights lapsed, resulting in the establishment of a contract intangible asset of  $224.2 million and a liability for amounts payable to the banks upon final migration of their respective card portfolios and achieving targeted volumes (the “Brazilian Venture Notes”). This related party payable was  $73.0 million and  $58.6 million at December 31, 2009 and 2008, respectively.

During 2009, after a downstream merger of legal entities in Brazil that pushed tax deductible goodwill into the venture, we determined that the contract intangible asset established in 2008 created a deferred tax liability of  $73.2 million due to a tax basis lower than the book value recorded. Furthermore, the tax deductible goodwill within the venture should have had the impact of increasing the enterprise valuation used to determine the fair value of the acquired contracts. The impact of these two items increased the amount that should have been recorded for the contract intangible by a total of  $83.8 million. The deferred tax liability and the contract intangible balances were adjusted by these amounts as of December 31, 2009. The incremental value assigned to the intangible asset will result in additional amortization, to be recorded as a reduction in revenue. The impact to previously issued Consolidated Statements of Earnings was insignificant and there is no impact of this correction on the Consolidated Statements of Cash Flows.

Through December 31, 2008, we contributed approximately  $93.8 million of development costs to the venture based on exchange rates as of December 31, 2008. Development costs in excess of Real 79.0 million ( $33.8 million) are to be contractually shared by the parties: 75% by us and 25% by the banks. During the fourth quarter of 2008, the banks contributed  $14.7 million representing their 25% share. During 2009, the venture incurred an additional  $46.1 million of development costs that were funded from operating cash flows and local borrowings.

See Note 20 for additional information.

Property and Equipment	12 Months Ended
Dec. 31, 2009
Property and Equipment [Abstract]
Property and Equipment

(8)	Property and Equipment

Property and equipment as of December 31, 2009 and 2008 consists of the following (in millions):

	2009	2008

Land	$28.2	$23.9
Buildings	134.7	87.1
Leasehold improvements	72.0	59.0
Computer equipment	339.3	266.7
Furniture, fixtures, and other equipment	123.4	80.3

	697.6	517.0
Accumulated depreciation and amortization	(321.7)	(244.4)

	$375.9	$272.6

Depreciation and amortization expense on property and equipment amounted to  $81.3 million,  $88.4 million and  $115.6 million for the years ended December 31, 2009, 2008 and 2007, respectively. Included in discontinued operations in the Consolidated Statements of Earnings was depreciation and amortization expense on property and equipment of  $0.3 million,  $8.7 million and  $24.8 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Goodwill	12 Months Ended
Dec. 31, 2009
Goodwill [Abstract]
Goodwill

(9)	Goodwill

Changes in goodwill, net of purchase accounting adjustments, during the years ended December 31, 2009 and 2008 are summarized as follows (in millions):

				Discontinued
	FSG	PSG	ISG	Operations	Total

Balance, December 31, 2007	$2,106.7	$1,682.4	$425.6	$1,112.1	$5,326.8
Goodwill distributed through the sale of non-strategic businesses	—	—	—	(27.5)	(27.5)
Goodwill distributed through spin-off of LPS segment	—	—	—	(1,084.6)	(1,084.6)
Purchase price and foreign currency adjustments	(10.3)	(8.3)	(2.1)	—	(20.7)

Balance, December 31, 2008	$2,096.4	$1,674.1	$423.5	$—	$4,194.0
Goodwill distributed through the sale of non-strategic businesses	(51.3)	—	—	—	(51.3)
Goodwill acquired during 2009	1,694.4	2,355.7	33.0	—	4,083.1
Purchase price and foreign currency adjustments	(1.1)	(0.4)	8.6	—	7.1

Balance, December 31, 2009	$3,738.4	$4,029.4	$465.1	$—	$8,232.9

Intangible Assets	12 Months Ended
Dec. 31, 2009
Intangible Assets [Abstract]
Intangible Assets

(10)	Intangible Assets

Customer relationships intangible assets are generally obtained as part of acquired businesses and are amortized over their estimated useful lives, generally 5 to 10 years using accelerated methods. Trademarks determined to have indefinite lives are not amortized. Certain other trademarks are amortized over periods ranging up to fifteen years. As of December 31, 2009 and 2008, trademarks carried at  $49.1 million and  $152.0 million, respectively, were classified as indefinite lived.

Intangible assets, as of December 31, 2009, consisted of the following (in millions):

		Accumulated
	Cost	Amortization	Net

Customer relationships	$2,942.3	$638.7	$2,303.6
Trademarks	99.2	6.0	93.2

	$3,041.5	$644.7	$2,396.8

Intangible assets, as of December 31, 2008, consisted of the following (in millions):

		Accumulated
	Cost	Amortization	Net

Customer relationships	$1,233.6	$499.3	$734.3
Trademarks	190.0	—	190.0

	$1,423.6	$499.3	$924.3

Amortization expense for intangible assets with definite lives was  $153.4 million,  $161.4 million and  $168.7 million for the years ended December 31, 2009, 2008 and 2007 respectively. Included in discontinued operations in the Consolidated Statements of Earnings was amortization expense on intangible assets of  $19.0 million and  $44.4 million for the years ended December 31, 2008 and 2007, respectively. The Company introduced a new brand identity in conjunction with the October 1, 2009 Metavante acquisition, giving rise to a pre-tax impairment charge of  $124.0 million to certain previously acquired trademarks. During the year ended December 31, 2008, we recorded a pre-tax impairment charge of  $52.0 million to reduce the carrying value of a trademark related to the Company’s retail check business to its estimated fair value, due to declining check volumes and the sale of our Australian check business. We estimated the fair value of the check trademark by utilizing a relief from royalty methodology. Under this method, we estimate the amount of cash flows that, without owning the trademark, we would have had to pay to license the trademark. These estimated cash flows were then discounted to determine the fair value. Additionally, the trademark, previously accounted for as an indefinite lived intangible asset, was determined to no longer be indefinite and has an estimated useful life of 15 years and is being amortized straight line over its remaining life. Approximately  $26.0 million of this charge is included in cost of revenues in our Consolidated Statements of Earnings and was recorded in the Corporate and Other segment and  $26.0 million (approximately  $17.7 million net of tax) is included in discontinued operations in our Consolidated Statements of Earnings, as a portion of the charge related to the Company’s Australian retail check business disposed of in fiscal year 2008 (Note 4).

Estimated amortization of intangibles, including the contract intangible in our Brazilian venture which is amortized as a reduction in revenue, for the next five years is as follows (in millions):

2010	$272.7
2011	255.8
2012	249.9
2013	241.2
2014	228.6

Computer Software	12 Months Ended
Dec. 31, 2009
Computer Software [Abstract]
Computer Software

(11)	Computer Software

Computer software as of December 31, 2009 and 2008 consisted of the following (in millions):

	2009	2008

Software from business acquisitions	$646.7	$368.6
Capitalized software development costs	662.6	529.5
Purchased software	72.3	64.6

Computer software	1,381.6	962.7
Accumulated amortization	(448.9)	(345.7)

Computer software, net of accumulated amortization	$932.7	$617.0

Amortization expense for computer software was  $149.8 million,  $149.9 million and  $164.3 million for the years ended December 31, 2009, 2008 and 2007, respectively. Included in discontinued operations in the Consolidated Statements of Earnings was amortization expense on computer software of  $14.8 million and  $32.5 million for the years ended December 31, 2008 and 2007, respectively. During the year ended December 31, 2009, we recorded a  $12.9 million charge to write-off the carrying value of impaired software resulting from the rationalization of FIS and Metavante product lines. Of this total,  $6.8 million related to FSG and  $6.1 million related to PSG. The impairment was recorded in the Corporate and Other Segment. During the year ended December 31, 2007, we recorded a  $13.5 million impairment charge to write-off the carrying value of impaired software in FSG. Expected future discounted cash flows (Level 3-type measurements) were used to estimate fair value for purposes of these impairment determinations.

Deferred Contract Costs	12 Months Ended
Dec. 31, 2009
Deferred Contract Costs [Abstract]
Deferred Contract Costs

(12)	Deferred Contract Costs

A summary of deferred contract costs as of December 31, 2009 and 2008 was as follows (in millions):

	2009	2008

Installations and conversions in progress	$31.8	$22.5
Installations and conversions completed, net	193.5	181.0
Other, net	36.1	37.7

Total deferred contract costs	$261.4	$241.2

Amortization of deferred contract costs was  $49.4 million,  $39.8 million and  $34.8 million for the years ended December 31, 2009, 2008 and 2007 respectively. Included in discontinued operations in the Consolidated Statements of Earnings was amortization expense on deferred contract costs of  $1.1 million and  $2.0 million for the years ended December 31, 2008 and 2007, respectively.

Accounts Payable and Accrued Liabilities	12 Months Ended
Dec. 31, 2009
Accounts Payable and Accrued Liabilities [Abstract]
Accounts Payable and Accrued Liabilities

(13)	Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities as of December 31, 2009 and 2008 consisted of the following (in millions):

	2009	2008

Salaries and incentives	$84.8	$62.7
Accrued benefits and payroll taxes	33.1	29.6
Trade accounts payable	80.1	61.6
Reserve for claims and claims payable	16.5	36.2
Current portion interest rate swaps	30.7	39.6
Taxes other than income tax	42.9	24.1
Other accrued liabilities	235.1	132.4

Total accounts payable and accrued liabilities	$523.2	$386.2

Long-Term Debt	12 Months Ended
Dec. 31, 2009
Long-Term Debt [Abstract]
Long-Term Debt

(14)	Long-Term Debt

Long-term debt as of December 31, 2009 and 2008 consisted of the following (in millions):

	2009	2008

Term Loan A, secured, interest payable at LIBOR plus 0.88% (1.11% at December 31, 2009), quarterly principal amortization, maturing January 2012	$1,890.0	$1,995.0
Metavante Term Loan, secured, interest payable at LIBOR plus 3.25% (3.53% at December 31, 2009), quarterly principal amortization, maturing November 2014 (net of $3.5 million fair value discount)	794.5	—
Term Loan C, secured, interest payable at LIBOR plus 4.25% (4.48% at December 31, 2009), maturing January 2012	200.0	—
Revolving Loan, secured, interest payable at LIBOR plus 0.70% (Eurocurrency Borrowings), Fed-funds plus 0.70% (Swingline Borrowings) or Prime plus 0.00% (Base Rate Borrowings) plus 0.18% facility fee (0.93% at December 31, 2009), maturing January 2012. Total of $558.4 million unused as of December 31, 2009	336.0	499.4
Other promissory notes with various interest rates and maturities	32.8	20.1

	3,253.3	2,514.5
Less current portion	(236.7)	(105.5)

Long-term debt, excluding current portion	$3,016.6	$2,409.0

On January 18, 2007, we entered into a five-year syndicated unsecured credit agreement (the “FIS Credit Agreement”). The FIS Credit Agreement provides total committed capital of  $3,000.0 million comprised of  $2,100.0 million of term notes (the “Term Loan A”) and  $900.0 million of revolving capacity (the “Revolving Loan”). The Revolving Loan is bifurcated into two tranches; a  $165.0 million tranche that allows borrowings in U.S. Dollars only and a  $735.0 million multicurrency tranche that allows borrowings in U.S. Dollars, Euros, British Pounds Sterling, and Australian Dollars. The multicurrency tranche of the Revolving Loan includes a sublimit of  $250.0 million for swing line loans and a  $250.0 million sublimit for the issuance of letters of credit. In addition, the FIS Credit Agreement originally provided for an uncommitted incremental loan facility in the maximum principal amount of  $600.0 million.

To facilitate our acquisition of eFunds, on July 30, 2007, we executed an amendment to the FIS Credit Agreement to increase the permitted maximum principal of uncommitted incremental loans from  $600.0 million to  $2,100.0 million and converted the facility from unsecured to secured. On September 12, 2007, the amendment became effective, and we entered into a joinder agreement to obtain  $1,600.0 million of term loans (the “Term Loan B”). On July 2, 2008, in conjunction with the spin-off of Lender Processing Services, Inc.,  $1,585.0 million, the then outstanding principal balance, of Term Loan B, was retired.

On November 1, 2007, Metavante entered into a credit agreement (the “MV Credit Agreement) for an aggregate principal amount of  $2,000.0 million comprised of  $1,750.0 million of seven-year term loans (the “MV Term Loan”) and a six-year revolving capacity of  $250.0 million (the “MV Revolving Loan”). Immediately preceding the merger of FIS and Metavante, the outstanding balances of the MV Term Loan and MV Revolving Loan were  $1,723.8 million and  $0, respectively.

On October 1, 2009, contemporaneous with the closing of the Metavante merger, FIS obtained  $500.0 million of term loans (the “Term Loan C”), utilizing the  $500.0 million of remaining uncommitted incremental loans under the September 12, 2007 amendment of the FIS Credit Agreement. FIS exchanged the  $500.0 million of Term Loan C for  $500.0 million of the MV Term Loan (which portion was subsequently cancelled). In addition, on October 1, 2009, FIS purchased  $423.8 million of the remaining MV Term Loan, which loans were deemed to be contemporaneously cancelled. After giving effect to the exchange, purchase and cancellation, the aggregate principal amount of the MV Term Loan outstanding as of October 1, 2009 was  $800.0 million.

Also on October 1, 2009, FIS entered into an agreement to sell certain of its accounts receivable (the “AR Facility”) to a wholly-owned special purpose accounts receivable and financing entity (the “SPV”), which is exclusively engaged in purchasing receivables from FIS. The SPV funds its purchases, in part, by selling interests in the accounts receivables to a syndicate of financial institution purchasers in exchange for up to  $145.0 million in capital funding (provided, however, that if FIS obtains additional commitments from new or existing purchasers, the aggregate amount may be increased by up to an additional  $55.0 million, to an overall aggregate capital amount of  $200.0 million). The sales to the purchasers do not qualify for sale treatment as we maintain effective control over the receivables that are sold. Thus, the SPV is included in our consolidated financial statements. At December 31, 2009, there was no outstanding capital under the accounts receivable facility.

We may borrow, repay and re-borrow amounts under the Revolving Loan from time to time until the maturity of the Revolving Loan. We must make quarterly principal payments under the Term Loan A of  $52.5 million per quarter from March 31, 2010 through September 30, 2011, with the remaining balance of  $1.522.5 million payable on January 18, 2012. As of December 31, 2009, there are no longer any mandatory quarterly principal payments on the Term Loan C as these requirements have been fulfilled in full due to principal prepayments made during the quarter ended December 31, 2009. The remaining principal balance of the Term Loan C is payable on January 18, 2012. We must make quarterly principal payments on the MV Term Loan in the amount of  $2.0 million on the first business day of each February, May, August, and November with the balance of  $759.4 million payable on November 1, 2014.

In addition to the scheduled principal payments, the term loans are (with certain exceptions) subject to mandatory prepayment upon the occurrence of certain events. There were no mandatory prepayments owed for the period ended December 31, 2009. Voluntary prepayment of the term loans is generally permitted at any time without fee upon proper notice and subject to a minimum dollar requirement. Commitment reductions of the Revolving Loan are also permitted at any time without fee upon proper notice. The Revolving Loan has no scheduled principal payments, but it will be due and payable in full on January 18, 2012.

Principal maturities of long-term debt at December 31, 2009 for the next five years are as follows (in millions);

2010	$236.7
2011	179.7
2012	2,066.6
2013	8.1
2014	765.7

Total	$3,256.8	(1)

(1)	Principal maturities do not take into account $3.5 million fair value discount recorded for Metavante Term Loan.

The FIS Credit Agreement matures on January 18, 2012, unless extended or earlier terminated in accordance with the provisions of the agreement. Borrowings under the FIS Credit Agreement bear interest at (i) LIBOR plus an applicable margin or (ii) a Base Rate plus an applicable margin. The FIS Credit Agreement defines Base Rate as the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by JPMorgan Chase Bank, N.A. (“JPMCB”) as its “prime rate”. For the purposes of the Term C Loan, the definition of Base Rate was amended to include one-month LIBOR plus 1%. We pay a commitment fee on the Revolving Loan of 0.18% per annum, as of December 31, 2009.

The MV Credit Agreement matures on November 1, 2014, unless extended or earlier terminated in accordance with the provisions of the agreement. Borrowings under the MV Credit Agreement bear interest at (i) LIBOR plus an applicable margin or (ii) a Base Rate plus an applicable margin. The MV Credit Agreement defines Base Rate as the higher of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by JPMCB as its “Prime Rate” and (c) one-month LIBOR plus 1%.

The AR Facility matures on November 1, 2013, unless extended or earlier terminated in accordance with the provisions of the agreement. Borrowings under the AR Facility bear interest at (i) LIBOR plus an applicable margin or (ii) a Base Rate plus an applicable margin. The AR Facility Agreement defines Base Rate as the higher of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by JPMCB as its Prime Rate and (c) one-month LIBOR plus 1%. In addition, we pay an unused commitment fee of 1% per annum. At December 31, 2009, there was no outstanding capital under the accounts receivable facility.

The FIS Credit Agreement, MV Credit Agreement, and AR Facility remain subject to customary affirmative, negative and financial covenants included in the FIS Credit Agreement, including, among other things, limits on the creation of liens, limits on the incurrence of indebtedness, restrictions on investments and dispositions, limitations on dividends and other restricted payments, a minimum interest coverage ratio and a maximum leverage ratio. Upon an event of default under the FIS Credit Agreement or MV Credit Agreement, the administrative agent can accelerate the maturity of all amounts borrowed. Events of default include the failure to pay principal and interest in a timely manner and breach of certain covenants.

The obligations of FIS under the FIS Credit Agreement are guaranteed by substantially all of the domestic subsidiaries of FIS (including Metavante and its domestic subsidiaries) and are secured by a pledge of the equity interests issued by substantially all of the domestic subsidiaries of FIS and a pledge of 65% of the equity interests issued by certain foreign subsidiaries of FIS (other than in each case, Metavante and its subsidiaries). The obligations of Metavante under the MV Credit Agreement are guaranteed by FIS and substantially all of its domestic subsidiaries (including the domestic subsidiaries of Metavante) and are secured by a pledge of the equity interests issued by (and a security interest in substantially all of the assets of) Metavante and the domestic subsidiaries of Metavante. The obligations of the SPV under the AR Facility are guaranteed by substantially all of the domestic subsidiaries of FIS (including Metavante and its domestic subsidiaries). The SPV is not a guarantor of the obligations of FIS under the FIS Credit Agreement or of the obligations of Metavante under the MV Credit Agreement.

As of December 31, 2009, one financial institution that was a lender under one of our credit facilities had failed, thereby reducing the amount of revolving capacity available to us under our Revolving Loan by an immaterial amount. No other financial institutions that are lenders under any of our credit facilities have failed to date. We continue to monitor the financial stability of our counterparties on an ongoing basis. The lender commitments under the undrawn portions of the Revolving Loan and the AR Facility are comprised of a diversified set of financial institutions both domestic and international. The combined commitments of our top 10 lenders comprise about 67% of our Revolving Loan and AR Facility. The failure of any single lender to perform their obligations under the Revolving Loan and/or the AR Facility would not adversely impact our ability to fund operations. If the single largest lender were to simultaneously default under the terms of both the FIS Credit Agreement (impacting the capacity of the Revolving Loan) and the AR Facility, the maximum loss of available capacity on the undrawn portion of these agreements would be about  $117.6 million. As of December 31, 2009, the combined undrawn capacity of the Revolving Loan and the AR Facility was  $703.4 million.

During the year ended December 31, 2008, we recorded a charge of  $12.4 million to write-off unamortized debt issuance costs associated with the retirement of Term Loan B in conjunction with the LPS spin-off. During the year ended December 31, 2007, upon entering to the new FIS Credit Agreement, we recorded a charge of  $27.2 million to write-off unamortized debt issuance costs relating to the previous FIS term loans and revolver. Total debt issuance costs of  $6.3 million are capitalized as of December 31, 2009 related to all of the above credit facilities.

Through the eFunds acquisition on September 12, 2007, we assumed  $100.0 million in long-term notes payable previously issued by eFunds (the “eFunds Notes”). On February 26, 2008, we redeemed the eFunds Notes for a total of  $109.3 million, which included a make-whole premium of  $9.3 million.

As of December 31, 2009, we have entered into the following interest rate swap transactions converting a portion of the interest rate exposure on our Term and Revolving Loans from variable to fixed (in millions):

				Bank Pays	FIS pays
Effective Date	Termination Date	Notional Amount		Variable Rate of	Fixed Rate of

April 11, 2007	April 11, 2010	$850.0		1 Month Libor(4)	4.92	%(5)
April 11, 2010	April 11, 2011	200.0		1 Month Libor(4)	0.76	%(5)
October 20, 2009	April 20, 2011	400.0		1 Month Libor(4)	0.99	%(5)
October 20, 2009	April 20, 2011	300.0		1 Month Libor(4)	0.99	%(5)
February 1, 2010	May 1, 2011	250.0		1 Month Libor(4)	0.75	%(5)
February 1, 2010	May 1, 2011	150.0		1 Month Libor(4)	0.74	%(5)
December 11, 2009	June 13, 2011	200.0		1 Month Libor(4)	0.91	%(5)
February 1, 2008	February 1, 2012	600.0	(1)	3 Month Libor(2)	3.87	%(3)
February 1, 2008	February 1, 2012	200.0		3 Month Libor(2)	3.44	%(3)

		$3,150.0

(1)	Notional value amortizes to $400.0 million on February 1, 2010 and $200.0 million on February 1, 2011.

(2)	0.25% in effect at December 31, 2009.

(3)	In addition to the fixed rates paid under the swaps, we currently pay an applicable margin of 3.25%. These swaps were acquired in the Metavante merger. While the payments are fixed, interest expense associated with these swaps is recorded based on the floating rate curve established as of the acquisition date.

(4)	0.23% in effect at December 31, 2009.

(5)	In addition to the fixed rates paid under the swaps, we currently pay an applicable margin to our bank lenders on the Term Loan A of 0.88%, Term Loan C of 4.25% and the Revolving Loan of 0.70% (plus a facility fee of 0.18%) as of December 31, 2009.

We have designated these interest rate swaps as cash flow hedges. A portion of the amount included in accumulated other comprehensive earnings within the Consolidated Statement of Equity and Comprehensive Earnings is reclassified into interest expense as a yield adjustment as interest payments are made on the Term and Revolving Loans. In accordance with the authoritative guidance for fair value measurements, the inputs used to determine the estimated fair value of our interest rate swaps are Level 2-type measurements. We considered our own credit risk and the credit risk of the counterparties when determining the fair value of our interest rate swaps.

A summary of the fair value of the Company’s derivative instruments is as follows (in millions):

	Liability Derivatives
	December 31, 2009		December 31, 2008
		Fair		Fair
	Balance Sheet Location	Value	Balance Sheet Location	Value

Interest rate swap contracts	Accounts payable and accrued liabilities	$13.4	Accounts payable and accrued liabilities	$39.6
Interest rate swap contracts	Other long-term liabilities	31.1	Other long-term liabilities	44.6

Total derivatives designated as hedging instruments		$44.5		$84.2

As part of the Metavante acquisition, the Company assumed interest rate swap liabilities with a fair value at October 1, 2009 of  $45.1 million. During the 2009 fourth quarter the Company settled  $10.0 million of these instruments resulting in net acquired swap liabilities of  $35.1 million. The fair values of the remaining acquired swaps were  $30.5 million on December 31, 2009.

A summary of the effect of derivative instruments on the Company’s Consolidated Statements of Earnings and recognized in Other Comprehensive Earnings (“OCE”) for the years ended December 31, 2009, 2008 and 2007 are as follows (in millions):

	Amount of Gain (Loss)
Derivatives in Cash	Recognized in OCE on Derivative
Flow Hedging Relationships	2009	2008	2007

Interest rate swap contracts	$(21.5)	$(84.7)	$(37.5)

	Amount of Gain (Loss) Reclassified
Location of Loss Reclassified	from Accumulated OCE into Income
from Accumulated OCE into Income	2009	2008	2007

Interest expense	$(89.4)	$(41.3)	$(8.2)

Approximately  $10.0 million of the balance in Accumulated OCE at December 31, 2009 is expected to be reclassified into income in 2010.

Our existing cash flow hedges are highly effective and there was an immaterial impact on earnings due to hedge ineffectiveness. It is our practice to execute such instruments with credit-worthy banks at the time of execution and not to enter into derivative financial instruments for speculative purposes. As of December 31, 2009, we believe that our interest rate swap counterparties will be able to fulfill their obligations under our agreements and we believe we will have debt outstanding through the various expiration dates of the swaps such that the forecasted transactions remain probable of occurring.

Our foreign exchange risk management policy permits the use of derivative instruments, such as forward contracts and options, to reduce volatility in our results of operations and/or cash flows resulting from foreign exchange rate fluctuations. Our international operations’ revenues and expenses are generally denominated in local currency which limits the economic exposure to foreign exchange risk in those jurisdictions. We do not enter into foreign currency derivative instruments for trading purposes.

Income Taxes	12 Months Ended
Dec. 31, 2009
Income Taxes [Abstract]
Income Taxes

(15)	Income Taxes

Income tax expense (benefit) attributable to continuing operations for the years ended December 31, 2009, 2008 and 2007 consists of the following (in millions):

	2009	2008	2007

Current provision (benefit):
Federal	$87.2	$10.1	$107.0
State	18.8	3.2	16.9
Foreign	6.3	2.2	0.1

Total current provision	$112.3	$15.5	$124.0

Deferred provision (benefit):
Federal	$(52.8)	$32.5	$4.4
State	(5.2)	2.6	(2.8)
Foreign	(2.2)	2.7	2.8

Total deferred provision	(60.2)	37.8	4.4

Total provision for income taxes	$52.1	$53.3	$128.4

The provision for income taxes is based on pre-tax income from continuing operations, which is as follows (in millions):

	2009	2008	2007

United States	$103.1	$126.0	$343.9
Foreign	52.9	42.1	19.8

Total	$156.0	$168.1	$363.7

Total income tax expense for the years ended December 31 was allocated as follows (in millions):

	2009	2008	2007

Tax expense per statements of earnings	$52.1	$53.3	$128.4
Tax expense on equity in earnings of unconsolidated subsidiaries	—	0.1	1.5
Tax expense attributable to discontinued operations	22.0	70.4	172.2
Unrealized gain (loss) on interest rate swaps	26.0	(15.2)	(16.8)
Unrealized (loss) gain on foreign currency translation	(5.7)	(12.1)	9.7
Other adjustment	(0.1)	0.7	(4.9)

Total income tax expense (benefit) allocated to other comprehensive income	20.2	(26.6)	(12.0)

Tax benefit from exercise of stock options	(6.3)	(1.2)	(56.6)

Total income tax expense	$88.0	$96.0	$233.5

A reconciliation of the federal statutory income tax rate to the Company’s effective income tax rate for the years ended December 31, 2009, 2008 and 2007 is as follows:

	2009	2008	2007

Federal statutory income tax rate	35.0%	35.0%	35.0%
State income taxes	5.2	5.2	4.3
Federal benefit of state taxes	(1.8)	(1.8)	(1.5)
Foreign rate differential	(8.8)	(3.6)	(1.8)
Other	3.8	(3.1)	(0.7)

Effective income tax rate	33.4%	31.7%	35.3%

The significant components of deferred income tax assets and liabilities at December 31, 2009 and 2008 consist of the following (in millions):

	2009	2008

Deferred income tax assets:
Employee benefit accruals	$101.6	$36.2
Net operating loss carryforwards	72.0	60.5
Deferred revenue	71.9	60.0
Accruals and reserves	29.3	14.7
Interest rate swaps	21.9	32.1
Foreign currency translation adjustment	18.7	12.9
Allowance for doubtful accounts	16.4	14.1
Foreign tax credit carryforwards	15.7	13.5
Other	9.4	3.7

Total gross deferred income tax assets	356.9	247.7
Less valuation allowance	(20.8)	(12.8)

Total deferred income tax assets	336.1	234.9

Deferred income tax liabilities:
Amortization of goodwill and intangible assets	1,084.7	414.9
Deferred contract costs	57.2	71.6
Depreciation	22.3	—
Other	6.9	3.7

Total deferred income tax liabilities	1,171.1	490.2

Net deferred income tax liability	$835.0	$255.3

Deferred income taxes have been classified in the consolidated balance sheets as of December 31, 2009 and 2008 as follows (in millions):

	2009	2008

Current assets	$80.9	$77.4
Noncurrent liabilities	915.9	332.7

Net deferred income tax liability	$835.0	$255.3

Management believes that based on its historical pattern of taxable income, projections of future income, tax planning strategies and other relevant evidence, the Company will produce sufficient income in the future to realize its deferred income tax assets. A valuation allowance is established for any portion of a deferred income tax asset if management believes it is more likely than not that the Company will not be able to realize the benefits or portion of a deferred income tax asset. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred income tax asset that is realizable.

As of December 31, 2009 and 2008, the Company had income taxes receivable (payable) of  $7.0 million and ( $1.1) million, respectively.

At December 31, 2009 and 2008, the Company has federal, state and foreign net operating loss carryforwards resulting in deferred tax assets of  $72.0 million and  $60.5 million, respectively. The federal and state net operating losses result in deferred tax assets at December 31, 2009 and 2008 of  $9.7 million and  $7.4 million, respectively, which expire between 2019 and 2024. The Company has a valuation allowance against deferred tax assets for state net operating loss carryforwards in the amounts of  $9.0 million and  $5.3 million at December 31, 2009 and 2008. The Company has foreign net operating loss carryforwards resulting in deferred tax assets at December 31, 2009 and 2008 of  $62.3 million and  $53.1 million, respectively. The Company has valuation allowances against these net operating losses at December 31, 2009 and 2008 of  $9.5 million and  $5.2 million, respectively. At December 31, 2009 and 2008, the Company had foreign tax credit carryforwards of  $15.7 million and  $13.5 million, respectively, which expire between 2013 and 2025. As of December 31, 2009 and 2008, the Company has a valuation allowance against  $2.3 million of foreign tax credits for which the Company’s management believes it is more likely than not that it will not realize the benefit.

As of January 1, 2005, the IRS selected the Company to participate in the Compliance Assurance Process (CAP) which is a real-time audit for 2005 and future years. The IRS has completed its review for years 2002-2007 which resulted in immaterial adjustments for tax years 2004 and 2007. Currently management believes the ultimate resolution of the IRS examinations will not result in a material adverse effect to the Company’s financial position or results of operations. Substantially all material foreign income tax return matters have been concluded through 2002. Substantially all state income tax returns have been concluded through 2005.

The Company provides for United States income taxes on earnings of foreign subsidiaries unless they are considered permanently reinvested outside the United States. At December 31, 2009, the cumulative earnings on which United States taxes have not been provided for were  $254.0 million. If these earnings were repatriated to the United States, they would generate foreign tax credits that could reduce the federal tax liability associated with the foreign dividend.

The following table reconciles the gross amounts of unrecognized gross tax benefits at the beginning and end of the period (in millions):

Gross Amount

Amounts of unrecognized tax benefits at January 1, 2008	$23.7
Amount of decreases due to lapse of the applicable statute of limitations	(3.6)
Amount of decreases due to change of position	(2.5)
Amount of decreases due to settlements	(6.7)
Increases as a result of tax positions taken in a prior period	4.8

Amount of unrecognized tax benefit at December 31, 2008	15.7

Amount of decreases due to lapse of the applicable statute of limitations	(1.0)
Acquired in Metavante acquisition	27.1
Increases as a result of tax positions taken in a prior period	1.4

Amount of unrecognized tax benefit at December 31, 2009	$43.2

The total amount of interest expense recognized in the Consolidated Statements of Earnings for unpaid taxes is  $4.0 million,  $2.3 million and  $1.4 million for the years ended December 31, 2009, 2008 and 2007, respectively. The total amount of interest and penalties recognized in the Consolidated Balance Sheets is  $11.8 million and  $3.8 million at December 31, 2009 and 2008, respectively. Interest and penalties are recorded as a component of income tax expense in the Consolidated Statements of Earnings.

Due to the expiration of various statutes of limitation in the next twelve months, an estimated  $2.6 million of gross unrecognized tax benefits may be recognized during that twelve month period.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2009
Commitments and Contingencies [Abstract]
Commitments and Contingencies

(16)	Commitments and Contingencies

Litigation

In the ordinary course of business, the Company is involved in various pending and threatened litigation matters related to operations, some of which include claims for punitive or exemplary damages. The Company believes that no actions, other than the matters listed below, depart from customary litigation incidental to its business. As background to the disclosure below, please note the following:

•	These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities.

•	The Company reviews these matters on an on-going basis and follows the authoritative provisions for accounting for contingencies when making accrual and disclosure decisions. A liability must be accrued if (a) it is probable that an asset has been impaired or a liability has been incurred and (b) the amount of loss can be reasonably estimated. If one of these criteria has not been met, disclosure is required when there is at least a reasonable possibility that a loss may have been incurred. When assessing reasonably possible and probable outcomes, the Company bases decisions on the assessment of the ultimate outcome following all appeals. Legal fees associated with defending these matters are expensed as incurred.

Litigation Related to the Metavante Merger

During the second quarter of 2009, a putative class action complaint was filed by a purported Metavante shareholder against Metavante, its directors, certain officers, and FIS. The complaint alleges that the Metavante directors and officers breached fiduciary duties to the Metavante shareholders and that Metavante and FIS aided and abetted such breaches. The complaint sought to enjoin the proposed Merger transaction, preliminarily and permanently, and also sought unspecified money damages, attorneys’ fees, and class certification. An amended complaint was subsequently filed adding an additional plaintiff, but it is otherwise the same as the original complaint. The case is Lisa Repinski, et al v. Michael Hayford, et al., Milwaukee County Circuit Court Case No. 09CV5325. A second putative class action containing similar allegations was also filed in the second quarter of 2009 by another purported Metavante shareholder against Metavante and its directors and certain officers. This complaint sought to enjoin the Merger transaction, preliminarily and permanently, and also seeks unspecified money damages, attorneys’ fees, and class certification. The case is Samuel Beren v. Metavante Technologies, Inc. et al., Milwaukee County Circuit Court Case No. 09CV6315. The two cases were consolidated into a single action in the second quarter of 2009 as In re Metavante Technologies, Inc. Shareholder Litigation, No. 09CV5325. The parties signed a Memorandum of Understanding settling the litigation during the third quarter of 2009 that is subject to court approval. The settlement was not material to the Company. The parties have stayed all litigation and the court has executed a protective order to permit confirmatory discovery to take place. Preliminary court approval was received in the fourth quarter of 2009. Class members are being notified of the settlement and given an opportunity to object or opt-out of it. After that, the parties will seek final approval of the settlement from the court.

McCormick, April v. Certegy Payment Recovery Services, Inc., et al

This is a putative class action filed in the U.S. District Court for the Northern District of Texas against Certegy Check Services, Inc. and Certegy Payment Recovery Services, Inc. during the first quarter of 2006. The complaint seeks damages and declaratory relief for breach of contract as well as alleged violations of the Fair Debt Collection Practices Act (“FDCPA”), Texas Debt Collections Act, and Texas Deceptive Trade Practices Act (“TDTPA”). The Plaintiff wrote a check to a retailer that was dishonored on presentment. The dishonored check was assigned to Certegy for recovery and collection of associated service charges. The Plaintiff contends that there was no authority to collect a  $30 service charge on her bounced check, that the collection letters she received were misleading and that Certegy’s actions were oppressive. Point-of-sale signage indicated that a fee of  $25 or the maximum allowed by law would be owed for any bounced check. In addition, the check was stamped at the point-of-sale with a similar statement that the plaintiff signed. The service charge statute in Texas allows a reasonable fee of up to  $30 for bounced checks. The court dismissed multiple claims arising out of the FDCPA, including all claims based on alleged misrepresentations or oppressive conduct. The only FDCPA claim remaining is Plaintiff’s claim against Certegy Payment Recovery Services under Section 808. Certegy filed a motion to dismiss the state law claims and a motion for summary judgment as to all counts, arguing that Plaintiff expressly agreed to pay a service charge if her check bounced. The court dismissed the declaratory judgment claim and found that Certegy did not make false, deceptive or misleading representations under the TDTPA; however, the court declined to dismiss the remainder of the state law claims. The Plaintiff filed a motion for class certification, and in the first quarter of 2009 the court granted that motion with respect to the FDCPA claim against Certegy Payment Recovery Services, but denied it with respect to all other claims and against all other defendants. Certegy Payment Recovery Services appealed the decision to the 5th Circuit Court of Appeals. The matter was mediated during the second quarter of 2009 and a settlement agreement regarding all claims was signed and filed with the court for approval during the third quarter of 2009. After notice to all class members, the court approved the settlement in the first quarter of 2010.

Driver’s Privacy Protection Act

A putative class action lawsuit styled Richard Fresco, et al. v. Automotive Directions, Inc. et al., was filed against eFunds and seven other non-related parties in the U.S. District Court for the Southern District of Florida during the second quarter of 2003. The complaint alleged that eFunds purchased motor vehicle records that were used for marketing and other purposes that are not permitted under the Federal Driver’s Privacy Protection Act (“DPPA”). The plaintiffs sought statutory damages, plus costs, attorney’s fees and injunctive relief. eFunds and five of the other seven defendants settled the case with the plaintiffs. That settlement was approved by the court over the objection of a group of Texas drivers and motor vehicle record holders. The plaintiffs have since moved to amend the court’s order approving the settlement in order to seek a greater attorneys’ fee award and to recover supplemental costs. In the meantime, the objectors filed two class action complaints styled Sharon Taylor, et al. v. Biometric Access Company et al. and Sharon Taylor, et al. v. Acxiom et al. in the U.S. District Court for the Eastern District of Texas during the first quarter of 2007 alleging similar violations of the DPPA. The Acxiom action was filed against the Company’s ChexSystems, Inc. subsidiary, while the Biometric suit was filed against the Company’s Certegy Check Services, Inc. subsidiary. The judge recused himself in the action against Certegy because he was a potential member of the class. The lawsuit was then assigned to a new judge and Certegy filed a motion to dismiss. The court granted Certegy’s motion to dismiss with prejudice in the third quarter of 2008. ChexSystems filed a motion to dismiss or stay its action based upon the earlier settlement and the Court granted the motion to stay pending resolution of the Florida case. The court dismissed the ChexSystems’ lawsuit with prejudice against the remaining defendants in the third quarter of 2008. The plaintiffs moved the court to amend the dismissal to exclude defendants that were parties to the Florida settlement. That motion was granted. The plaintiffs then appealed the dismissal. The plaintiffs’ appeals of the dismissals in both lawsuits are pending.

Searcy, Gladys v. eFunds Corporation

This is a nationwide putative class action that was originally filed against eFunds Corporation and its affiliate Deposit Payment Protection Services, Inc. in the U.S. District Court for the Northern District of Illinois during the first quarter of 2008. The complaint seeks damages for an alleged willful violation of the Fair Credit Reporting Act (“FCRA”) in connection with the operation of the Shared Check Authorization Network. Plaintiff’s principal allegation is that consumers did not receive appropriate disclosures pursuant to § 1681g of the FCRA because the disclosures did not include: (i) all information in the consumer’s file at the time of the request; (ii) the source of the information in the consumer’s file; and/or (iii) the names of any persons who requested information related to the consumer’s check writing history during the prior year. The Company answered the complaint and is vigorously defending the matter. Plaintiff filed a motion for class certification which was granted with respect to two subclasses during the first quarter of 2010. The motion was denied with respect to all other subclasses. The Company has filed a motion for reconsideration and awaits the court’s ruling on that motion.

In re Lehman Bros. Holdings et al.

This is an action filed against Metavante Corporation by Lehman Brothers Special Financing, Inc., as debtor and debtor in possession, together with Lehman Brothers Holding Inc. and its affiliated debtors (collectively, “Lehman”) in the U.S. Bankruptcy Court of the Southern District of New York during the second quarter of 2009. The action seeks performance under an interest rate swap agreement and enforcement of the automatic bankruptcy stay. Lehman alleges that Metavante owed through the third quarter of 2009: (a) reset payments totaling approximately  $11.1 million; and (b)  $0.7 million in default interest. The bankruptcy court ordered Metavante to make these payments, which Metavante appealed during the fourth quarter of 2009. Oral argument on that appeal will be heard during the first quarter of 2010. See Note 3(d) for additional information.

Indemnifications and Warranties

The Company often indemnifies its customers against damages and costs resulting from claims of patent, copyright, or trademark infringement associated with use of its software through software licensing agreements. Historically, the Company has not made any payments under such indemnifications, but continues to monitor the conditions that are subject to the indemnifications to identify whether it is probable that a loss has occurred, and would recognize any such losses when they are estimable. In addition, the Company warrants to customers that its software operates substantially in accordance with the software specifications. Historically, no costs have been incurred related to software warranties and none are expected in the future, and as such no accruals for warranty costs have been made.

Leases

The Company leases certain of its property under leases which expire at various dates. Several of these agreements include escalation clauses and provide for purchases and renewal options for periods ranging from one to five years.

Future minimum operating lease payments for leases with remaining terms greater than one year for each of the years in the five years ending December 31, 2014, and thereafter in the aggregate, are as follows (in millions):

2010	$73.2
2011	56.3
2012	39.1
2013	28.0
2014	19.3
Thereafter	71.1

Total	$287.0

In addition, the Company has operating lease commitments relating to office equipment and computer hardware with annual lease payments of approximately  $22.5 million per year which renew on a short-term basis.

Rent expense incurred under all operating leases during the years ended December 31, 2009, 2008 and 2007 was  $100.2 million,  $117.0 million and  $108.4 million, respectively. Included in discontinued operations in the Consolidated Statements of Earnings was rent expense of  $0.4 million,  $14.5 million and  $23.5 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Data Processing and Maintenance Services Agreements.  The Company has agreements with various vendors, which expire between 2010 and 2019, for portions of its computer data processing operations and related functions. The Company’s estimated aggregate contractual obligation remaining under these agreements was approximately  $375.5 million as of December 31, 2009. However, this amount could be more or less depending on various factors such as the inflation rate, foreign exchange rates, the introduction of significant new technologies, or changes in the Company’s data processing needs.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2009
Employee Benefit Plans [Abstract]
Employee Benefit Plans

(17)	Employee Benefit Plans

Stock Purchase Plan

FIS employees participate in an Employee Stock Purchase Plan (ESPP). Eligible employees may voluntarily purchase, at current market prices, shares of FIS’ common stock through payroll deductions. Pursuant to the ESPP, employees may contribute an amount between 3% and 15% of their base salary and certain commissions. Shares purchased are allocated to employees based upon their contributions. The Company contributes varying matching amounts as specified in the ESPP. The Company recorded an expense of  $12.4 million,  $14.3 million and  $15.2 million, respectively, for the years ended December 31, 2009, 2008 and 2007 relating to the participation of FIS employees in the ESPP. Included in discontinued operations in the Consolidated Statements of Earnings was expense of  $0.1 million,  $3.0 million and  $5.7 million for the years ended December 31, 2009, 2008 and 2007, respectively.

401(k) Profit Sharing Plan

The Company’s employees are covered by a qualified 401(k) plan. Eligible employees may contribute up to 40% of their pretax annual compensation, up to the amount allowed pursuant to the Internal Revenue Code. The Company generally matches 50% of each dollar of employee contribution up to 6% of the employee’s total eligible compensation. The Company recorded expense of  $16.6 million,  $18.5 million and  $20.3 million, respectively, for the years ended December 31, 2009, 2008 and 2007 relating to the participation of FIS employees in the 401(k) plan. Included in discontinued operations in the Consolidated Statements of Earnings was expense of  $0.1 million,  $3.9 million and  $7.8 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Stock Option Plans

In 2005, the Company adopted the FIS 2005 Stock Incentive Plan (the “Plan”). As of December 31, 2009 and 2008, there were 1.8 million and 2.7 million options outstanding under this plan, respectively, at a strike price of  $8.71 per share (as adjusted for the 1.7952 conversion ratio for the LPS spin-off and the 0.6396 exchange ratio in the Certegy transaction). These stock options were granted at the fair value of the Company’s stock on the grant date. The options granted under this plan have a term of 10 years and vest quarterly over either a 4 or 5 year period (the “time-based options”) or based on specific performance criteria (the “performance-based options”). The performance-based options vested in 2006 after the performance criteria were met subsequent to the Certegy Merger.

Through the Certegy Merger, the Company assumed the Certegy Inc. Stock Incentive Plan that provides for the issuance of qualified and non-qualified stock options to officers and other key employees at exercise prices not less than market on the date of grant. All options and awards outstanding prior to the Certegy Merger under the Certegy Plan were fully vested as of the Certegy Merger date. As part of the Certegy Merger, the Certegy shareholders approved amendments to the plan and approved an additional 6.0 million shares to be made available under the plan. The Company granted 0.1 million and 4.7 million options under this plan in the years ended December 31, 2008 and 2007, respectively. There were 12.5 million and 14.7 million options outstanding under this plan at December 31, 2009 and 2008, respectively.

On November 9, 2006, as part of the closing of the FNF Merger, the Company assumed certain options and restricted stock grants that the Company’s employees and directors held in FNF under certain FNF stock option plans. The Company assumed 2.7 million options to replace approximately 4.9 million outstanding FNF options per the FNF Merger agreement. The Company also assumed 0.1 million shares of restricted stock. There were 1.4 million options outstanding under these plans at December 31, 2009 and 2008.

Certain FIS employees were participants in FNF’s stock-based compensation plans prior to the FNF Merger, which provide for the granting of incentive and nonqualified stock options, restricted stock and other stock-based incentive awards for officers and key employees. Grants of incentive and nonqualified stock options under these plans have generally provided that options shall vest equally over three years and generally expire ten years after their original date of grant. All options granted under these plans have an exercise price equal to the market value of the underlying common stock on the date of grant. There were no FNF options granted to FIS employees under these plans subsequent to 2006. The Company recorded expense relating to these options and restricted stock of  $1.0 million and  $6.4 million in the years ended December 31, 2008 and 2007, respectively. All FNF options and restricted stock for which the Company now records expense were converted into FIS options and restricted stock in the FNF Merger noted above.

On September 12, 2007, as part of the closing of the eFunds Acquisition, the Company assumed certain vested and unvested options and restricted stock units that the employees of eFunds held as of the acquisition date in the eFunds stock option plans. The Company assumed 2.2 million options and 0.1 million restricted stock units.

In 2008, the Company adopted the FIS 2008 Stock Incentive Plan. The Company granted 3.3 million and 4.8 million options under this plan in the years ended December 31, 2009 and 2008, respectively. There were 7.9 million and 4.8 million options outstanding and 15.9 million and 19.2 million options available for grant under this plan as of December 31, 2009 and 2008, respectively.

On July 2, 2008, we completed the LPS spin-off.  All stock options and awards held by our employees that became LPS employees were cancelled as of that date and reissued as LPS stock options and awards which are being accounted for in LPS’ financial results on a go-forward basis. All stock options and awards held by employees that continued to be FIS employees were adjusted using a conversion factor to adjust both the number of awards and the strike price of the awards that ensured the fair value of the option and award were the same immediately before and after the spin-off transaction.

On October 1, 2009, in conjunction with the Metavante acquisition, the Company assumed certain vested and unvested options and restricted stock awards that the employees of Metavante held as of the acquisition date in the Metavante stock option plans. The Company assumed 12.2 million options and 0.6 million restricted stock awards. The Company granted 2.8 million additional options under this plan subsequent to the acquisition in the fourth quarter of 2009. There were 14.3 million options outstanding and 14.4 million options available for grant under this plan as of December 31, 2009.

The following schedule summarizes the stock option activity for the years ended December 31, 2009, 2008 and 2007 (in millions except for per share amounts):

		Weighted
		Average
	Shares	Exercise Price

Balance, December 31, 2006	17.1	$26.02
Assumed in eFunds acquisition	2.2	28.47
Granted	4.7	42.55
Exercised	(6.5)	18.18
Cancelled	(0.2)	20.07

Balance, December 31, 2007	17.3	33.22
Granted January 1, 2008 through July 2, 2008	0.2	40.24
Exercised January 1, 2008 through July 2, 2008	(0.5)	21.85
Cancelled January 1, 2008 through July 2, 2008	(0.2)	31.02
Cancelled and assumed by LPS in spin-off transaction	(4.6)	33.89

Balance, July 2, 2008 before equity restructuring adjustment	12.2	33.58
Granted in LPS spin-off transaction	9.7	(a	)

Balance, July 2, 2008 post-equity restructuring adjustment	21.9	18.71
Granted July 3, 2008 through December 31, 2008	4.7	14.46
Exercised July 3, 2008 through December 31, 2008	(0.6)	13.78
Cancelled July 3, 2008 through December 31, 2008	(0.2)	19.56

Balance, December 31, 2008	25.8	17.95
Assumed in Metavante acquisition	12.2	16.77
Granted	6.1	23.09
Exercised	(3.7)	13.15
Cancelled	(0.9)	20.20

Balance, December 31, 2009	39.5	18.73

(a)	As a result of the LPS spin-off, all FIS stock options and awards held by LPS’ employees were cancelled and reissued as LPS stock options and awards and are accounted for in LPS’ financial results going forward. All stock options and awards held by employees that continued as FIS employees were adjusted using a conversion factor of 1.7952 to adjust both the number of awards and the strike price of these awards to ensure that their fair value was the same immediately before and after the spin-off.

The intrinsic value of options exercised during the years ended December 31, 2009, 2008 and 2007 was  $35.4 million,  $11.4 million and  $179.3 million, respectively. The Company generally issues shares from treasury stock for stock options exercised.

The following table summarizes information related to stock options outstanding and exercisable as of December 31, 2009:

	Outstanding Options				Exercisable Options
		Weighted				Weighted
		Average	Weighted	Intrinsic		Average	Weighted	Intrinsic
	Number	Remaining	Average	Value at	Number	Remaining	Average	Value at
	of	Contractual	Exercise	December 31,	of	Contractual	Exercise	December 31,
Range of Exercise Price	Options	Life	Price	2009(b)	Options	Life	Price	2009(b)
	(In millions)			(In millions)	(In millions)			(In millions)

$ 0.00 - $ 8.71	1.8	5.08	$8.65	$26.7	1.8	5.08	$8.65	$26.7
$ 8.72 - $14.35	6.8	5.45	13.34	68.2	3.2	4.46	12.90	33.4
$14.36 - $17.30	7.4	5.71	16.69	50.0	6.5	5.42	16.61	44.5
$17.31 - $20.00	5.2	4.55	17.93	28.7	5.2	4.52	17.92	28.5
$20.01 - $23.03	9.1	5.58	21.89	14.1	5.3	4.98	21.43	10.7
$23.04 - $23.44	1.8	3.86	23.03	0.7	1.8	3.86	23.03	0.7
$23.45 - $24.89	7.4	5.54	23.80	(a)	5.1	4.98	23.71	(a)

$ 0.00 - $24.89	39.5	5.34	$18.73	$188.4	28.9	4.88	$18.48	$144.5

(a)	No intrinsic value as of December 31, 2009.

(b)	Intrinsic value is based on a closing stock price at December 31, 2009 of $23.44.

The Company has provided for total stock compensation expense of  $71.0 million,  $60.7 million and  $39.0 million for 2009, 2008, and 2007, respectively, which is included in selling, general, and administrative expense in the Consolidated Statements of Earnings, unless the expense is attributable to a discontinued operation. The amount of stock compensation expense related to discontinued operations is  $9.1 million and  $14.0 million in 2008 and 2007, respectively, and has been reclassified accordingly.

Stock compensation expense of  $19.3 million was recorded for the year ended December 31, 2009 relating to the acceleration of option vesting for all options and restricted stock awards granted under the Certegy plan from February 1, 2006 through June of 2008, due to the terms of the change in control provisions relating to those awards triggered by the acquisition of Metavante. Those awards specified that a greater than 33.3% change in ownership of the Company would trigger the change in control provisions under those agreements and subsequent to the Metavante acquisition, FIS shareholders held approximately 52% of the outstanding shares of the Company. Stock compensation expense for 2009 also includes  $8.2 million relating to the acceleration of expense relating to certain options and restricted stock awards held by certain executives granted in 2008 under the terms of their employment agreements. Due to the fact that the terms of these awards included these provisions, the acceleration charge was based on the original fair value attributable to the awards and was not remeasured upon the change in control provision being triggered. Stock compensation expense of  $14.1 million was recorded for the year ended December 31, 2008 relating to the acceleration of option vesting for all options held by eFunds employees prior to the merger and  $2.6 million relating to the acceleration upon termination of certain executive unvested stock awards. Stock compensation expense of  $2.2 million was recorded for the year ended December 31, 2007 relating to the acceleration of option vesting upon termination of certain employees during the year.

The weighted average fair value of options granted during 2009, 2008 and 2007 was estimated to be  $7.18,  $3.84 and  $12.60, respectively, using the Black-Scholes option pricing model with the assumptions below:

	2009	2008	2007

Risk free interest rate	2.3%	2.8%	3.5%
Volatility	35.0%	26.0%	25.0%
Dividend yield	1.0%	1.0%	0.5%
Weighted average expected life (years)	5.0	5.3	5.8

At December 31, 2009 and 2008, the total unrecognized compensation cost related to non-vested stock awards is  $93.5 million and  $69.3 million, respectively, which is expected to be recognized in pre-tax income over a weighted average period of 1.7 years and 1.6 years, respectively.

On October 25, 2006, our Board of Directors approved a plan authorizing repurchases of up to  $200.0 million worth of our common stock (the “Old Plan”). On April 17, 2008, our Board of Directors approved a plan authorizing repurchases of up to an additional  $250.0 million worth of our common stock (the “New Plan”). Under the New Plan we repurchased 5.8 million shares of our stock for  $226.2 million, at an average price of  $38.97 for the year ended December 31, 2008. During the year ended December 31, 2008, we also repurchased an additional 0.2 million shares of our stock for  $10.0 million at an average price of  $40.56 under the Old Plan. During 2007, the Company repurchased 1.6 million shares at an average price of  $49.15 under the Old Plan. (See Note 20 for additional information).

On March 20, 2008, we granted 0.4 million shares of restricted stock at a price of  $38.75 that vest quarterly over 2 years. On July 2, 2008, 0.2 million of these shares were cancelled and assumed by LPS. The remaining unvested restricted shares were converted by the conversion factor of 1.7952. These awards vested as of October 1, 2009 under the change in control provisions due to the Metavante acquisition. During 2009, we granted 0.5 million shares of restricted stock at a price of  $22.55 that vest annually over 3 years. On October 1, 2009, the Company granted 0.4 million restricted stock units at a price of  $24.85 per share that vest over six months. On October 27, 2008, we granted 0.8 million shares of restricted stock at a price of  $14.35 that vest annually over 3 years. As of December 31, 2009 and 2008, we have approximately 1.4 million and 1.0 million unvested restricted shares remaining.

Other Benefit Plans

Certegy Pension Plan

In connection with the Certegy Merger, the Company announced that it was going to terminate and settle the Certegy U.S. Retirement Income Plan (“USRIP”). The final USRIP settlement occurred during the fourth quarter of 2007 and was paid to the participants electing to take a lump-sum payment of their accrued benefit or receiving an annuity contract for their remaining benefit. The aggregate settlement value was  $73.5 million. In addition the Company amended the Supplemental Executive Retirement Plan (“SERP”) to effectively freeze the benefits entitled under the plan resulting in a curtailment and settlement of that plan at December 31, 2007. The liabilities of that plan were then paid out in February 2008.

Kordoba Pension Plan

Our German operations have unfunded, defined benefit plan obligations. These obligations relate to retirement benefits to be paid to Kordoba’s employees upon retirement. The accumulated benefit obligation at December 31, 2009 and 2008 was  $30.7 million and  $27.7 million, respectively, and the projected benefit obligation was  $31.7 million and  $28.6 million, respectively. The plan remains unfunded as of December 31, 2009.

Concentration of Risk	12 Months Ended
Dec. 31, 2009
Concentration of Risk [Abstract]
Concentration of Risk

(18)	Concentration of Risk

The Company generates a significant amount of revenue from large customers, however, no individual customer accounted for more than 5% of total revenue or total segment revenue in the years ended December 31, 2009, 2008 and 2007.

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash equivalents and trade receivables.

The Company places its cash equivalents with high credit quality financial institutions and, by policy, limits the amount of credit exposure with any one financial institution.

Concentrations of credit risk with respect to trade receivables are limited because a large number of geographically diverse customers make up the Company’s customer base, thus spreading the trade receivables credit risk. The Company controls credit risk through monitoring procedures.

Segment Information	12 Months Ended
Dec. 31, 2009
Segment Information [Abstract]
Segment Information

(19)	Segment Information

Summarized financial information for the Company’s segments is shown in the following tables.

As of and for the year ended December 31, 2009 (in millions):

				Corporate
	FSG	PSG	ISG	and Other	Total

Processing and services revenues	$1,260.0	$1,741.9	$782.7	$(15.1)	$3,769.5
Operating expenses	842.3	1,266.3	668.5	714.5	3,491.6

Operating income	$417.7	$475.6	$114.2	$(729.6)	277.9

Other income (expense) unallocated					(121.9)

Income from continuing operations					$156.0

Depreciation and amortization	$101.0	$78.2	$58.5	$332.9	$570.6

Capital expenditures	$98.8	$31.3	$68.1	$12.1	$210.3

Total assets	$4,960.4	$4,807.8	$1,661.0	$2,568.4	$13,997.6

Goodwill	$3,738.4	$4,029.4	$465.1	$—	$8,232.9

As of and for the year ended December 31, 2008 (in millions):

				Corporate
	FSG	PSG	ISG	and Other	Total

Processing and services revenues	$1,135.8	$1,526.3	$768.1	$(2.5)	$3,427.7
Operating expenses	783.6	1,172.5	699.4	448.4	3,103.9

Operating income	$352.2	$353.8	$68.7	$(450.9)	323.8

Other income (expense) unallocated					(155.7)

Income from continuing operations					$168.1

Depreciation and amortization	$90.5	$69.4	$52.7	$209.2	$421.8

Capital expenditures	$87.0	$34.2	$93.5	$10.8	$225.5

Total assets	$2,865.3	$2,195.1	$1,349.2	$1,082.4	$7,492.0

Goodwill	$2,096.4	$1,674.1	$423.5	$—	$4,194.0

As of and for year ended December 31, 2007 (in millions):

				Corporate
	FSG	PSG	ISG	and Other	Total

Processing and services revenues	$979.6	$1,303.2	$613.7	$(3.6)	$2,892.9
Operating expenses	797.5	1,011.4	556.4	266.0	2,631.3

Operating income	$182.1	$291.8	$57.3	$(269.6)	261.6

Other income (expense) unallocated					102.1

Income from continuing operations					$363.7

Depreciation and amortization	$151.0	$44.0	$40.5	$157.7	$393.2

Total assets	$2,985.2	$2,386.6	$1,090.3	$1,180.9	$7,643.0

Goodwill	$2,106.7	$1,682.4	$425.6	$—	$4,214.7

Brazil, Germany and the U.K. accounted for the majority of the revenues from non-U.S. based customers.

Total assets at December 31, 2008 and 2007, exclude  $8.4 million and  $2,151.6 million, respectively, related to discontinued operations. Goodwill at December 31, 2007 excludes  $1,112.1 million related to discontinued operations.

Capital expenditures for the years ended 2007 are not provided. We did not track capital expenditures in the prior periods consistent with the current segment reporting. Therefore, it was impracticable to obtain this information for the 2007 period.

Financial Solutions Group

FSG focuses on serving the processing needs of financial institutions, commercial lenders, finance companies and other businesses. The Company’s primary software applications function as the underlying infrastructure of a financial institution’s processing environment. These applications include core bank processing software, which banks use to maintain the primary records of their customer accounts. The Company also provides a number of complementary applications and services that interact directly with the core processing applications, including applications that facilitate interactions between the Company’s financial institution customers and their clients. The Company offers applications and services through a range of delivery and service models, including on-site outsourcing and remote processing arrangements, as well as on a licensed software basis for installation on customer-owned and operated systems. The Company also offers technology solutions, ranging in scope from consulting engagements to application development projects and from operations support for a single application to full management of information technology infrastructures. Outsourced customer service teams, both onshore and offshore, are also provided.

Payment Solutions Group

PSG provides a comprehensive set of software and services for EFT, network, card processing, image, bill payment, government and healthcare solutions for North America. PSG is focused on servicing the payment and electronic funds transfer needs of North American headquartered banks and credit unions, automotive financial companies, commercial lenders, and independent community and savings institutions. With the Metavante acquisition, we also entered the emerging markets of healthcare and government payments. PSG customers typically commit to long-term contracts that provide, recurring revenues based on underlying payment transaction volumes.

International Solutions Group

ISG offers both financial solutions and payment solutions to a wide array of international financial institutions. Also, this segment includes the Company’s consolidated Brazilian card processing venture (see note 7). Included in this segment are long-term assets, excluding goodwill and other intangible assets, located outside of the United States totaling  $483.7 million,  $398.0 million and  $332.1 million at December 31, 2009, 2008 and 2007, respectively. These assets are predominantly located in Germany, Brazil, the U.K. and India.

Corporate and Other

The Corporate and Other segment consists of the corporate overhead costs that are not allocated to operating segments. These include costs related to human resources, finance, legal, accounting, domestic sales and marketing, merger and acquisition activity and amortization of acquisition-related intangibles and other costs that are not considered when management evaluates segment performance.

Subsequent Events	12 Months Ended
Dec. 31, 2009
Subsequent Events [Abstract]
Subsequent Events

(20)	Subsequent Events

The Company has evaluated transactions, events and circumstances for consideration of recognition or disclosure through February 26, 2010, the date these financial statements were issued, and has reflected or disclosed those items within the Consolidated Financial Statements as deemed appropriate.

Brazilian Venture

During the third quarter of 2008, Banco Santander Spain (“Banco Santander”) acquired majority control of ABN. Since then, Banco Santander has publicly stated its intention to consolidate all Brazilian card processing operations onto its own in-house technology platform, and notified the Brazilian Venture during 2009 of its desire to exit the relationship. In late January 2010, Banco Santander ceased processing its card portfolio on the Brazilian Venture’s systems. We are presently negotiating Banco Santander’s exit from the Brazilian Venture, including an applicable termination payment, ongoing call center services, forgiveness of the Brazilian Venture Notes, and waiver of our put agreement, which exit must be approved by Banco Bradesco.

The Brazilian Venture currently processes approximately 13.1 million cards for Banco Bradesco and provides call center, cardholder support and collection services for all of Banco Bradesco’s card portfolios. As a result of the exit of Banco Santander from the Brazilian Venture, Banco Bradesco has indicated they are analyzing whether these services are best provided through the processing joint venture or through a more conventional commercial relationship with FIS. We are discussing various alternatives with Banco Bradesco and will seek a mutually beneficial resolution.

Stock Repurchase

On February 4, 2010 our Board of Directors approved a plan authorizing repurchases of up to 15.0 million shares of our common stock in the open market, at prevailing market prices or in privately negotiated transactions through January 31, 2013. We repurchased 0.6 million shares of our common stock for  $12.4 million, at an average price of  $22.60, from February 4, 2010 through February 24, 2010.

Supplemental Guarantor Financial Information	12 Months Ended
Dec. 31, 2009
Supplemental Guarantor Financial Information [Abstract]
Supplemental Guarantor Financial Information

(21)	Supplemental Guarantor Financial Information

On July 16, 2010, FIS completed the offering of  $600.0 million aggregate principal amount of 7.625%, Senior Notes due 2017 (the “2017 Notes”) and  $500.0 million aggregate principal amount of 7.875%, Senior Notes due 2020 (the “2020 Notes” and together with the 2017 Notes, the “Notes”). FIS issued the Notes in two separate series under an indenture dated as of July 16, 2010 among FIS, FIS’ domestic subsidiaries that guarantee its amended credit facility (the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as trustee. The Notes were offered and sold in the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold without registration unless pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and all applicable state laws. FIS and the Guarantors will use their reasonable best efforts to publicly register new notes with substantially identical terms in a planned future exchange offer.

The following supplemental financial information sets forth for FIS and its Guarantor and non-guarantor subsidiaries: (a) the condensed consolidating balance sheets as of December 31, 2009 and 2008; (b) the condensed consolidating statements of earnings for the years ended December 31, 2009, 2008 and 2007; and (c) the condensed consolidating statements of cash flows for the years ended December 31, 2009, 2008 and 2007.

Condensed Consolidating Balance Sheets

	December 31, 2009
		Guarantor	Non-Guarantor		Consolidated
	FIS	Subsidiaries	Subsidiaries	Eliminations	FIS
	(In millions, except per share amounts)

ASSETS
Current assets:
Cash and cash equivalents	$1.9	$222.6	$206.4	$—	$430.9
Settlement deposits	—	50.8	—	—	50.8
Trade receivables, net	—	313.1	457.1	(4.8)	765.4
Investment in subsidiaries, intercompany, and receivables from related parties	9,050.2	7,065.0	850.7	(16,933.9)	32.0
Other current assets	16.7	313.8	55.2	1.3	387.0

Total current assets	9,068.8	7,965.3	1,569.4	(16,937.4)	1,666.1
Property and equipment, net	1.3	310.5	64.1	—	375.9
Goodwill	—	7,373.9	859.0	—	8,232.9
Intangible assets, net	—	1,895.0	501.8	—	2,396.8
Computer software, net	24.8	695.9	212.0	—	932.7
Other noncurrent assets	24.4	165.9	202.9	—	393.2

Total assets	$9,119.3	$18,406.5	$3,409.2	$(16,937.4)	$13,997.6

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$63.0	$312.1	$225.9	$(4.8)	$596.2
Settlement payables	—	118.8	3.5	—	122.3
Current portion of long-term debt	210.0	8.2	18.5	—	236.7
Deferred revenues	—	214.8	64.7	—	279.5

Total current liabilities	273.0	653.9	312.6	(4.8)	1,234.7
Deferred income taxes	—	826.4	88.2	1.3	915.9
Long-term debt, excluding current portion	2,230.6	785.8	0.2	—	3,016.6
Other long-term liabilities	40.4	144.0	127.4	—	311.8

Total liabilities	2,544.0	2,410.1	528.4	(3.5)	5,479.0
Total equity	6,575.3	15,996.4	2,880.8	(16,933.9)	8,518.6

Total liabilities and equity	$9,119.3	$18,406.5	$3,409.2	$(16,937.4)	$13,997.6

	December 31, 2008
		Guarantor	Non-Guarantor		Consolidated
	FIS	Subsidiaries	Subsidiaries	Eliminations	FIS
	(In millions, except per share amounts)

ASSETS
Current assets:
Cash and cash equivalents	$11.0	$48.4	$161.5	$—	$220.9
Settlement deposits	—	31.4	—	—	31.4
Trade receivables, net	0.4	428.2	84.4	—	513.0
Investment in subsidiaries, intercompany, and receivables from related parties	4,955.8	6,041.9	1,216.8	(12,179.3)	35.2
Other current assets	13.8	219.8	136.8	(4.7)	365.7

Total current assets	4,981.0	6,769.7	1,599.5	(12,184.0)	1,166.2
Property and equipment, net	1.5	215.2	55.9	—	272.6
Goodwill	—	3,317.0	877.0	—	4,194.0
Intangible assets, net	—	598.3	326.0	—	924.3
Computer software, net	17.6	456.6	142.8	—	617.0
Other noncurrent assets	33.2	173.9	119.2	—	326.3

Total assets	$5,033.3	$11,530.7	$3,120.4	$(12,184.0)	$7,500.4

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$35.5	$214.0	$195.3	$—	$444.8
Settlement payables	—	83.3	—	—	83.3
Current portion of long-term debt	105.0	0.1	0.4	—	105.5
Deferred revenues	—	104.7	78.2	—	182.9

Total current liabilities	140.5	402.1	273.9	—	816.5
Deferred income taxes	—	337.4	—	(4.7)	332.7
Long-term debt, excluding current portion	2,408.9	—	0.1	—	2,409.0
Other long-term liabilities	58.7	66.4	120.1	—	245.2

Total liabilities	2,608.1	805.9	394.1	(4.7)	3,803.4
Total equity	2,425.2	10,724.8	2,726.3	(12,179.3)	3,697.0

Total liabilities and equity	$5,033.3	$11,530.7	$3,120.4	$(12,184.0)	$7,500.4

Condensed Consolidating Statements of Earnings

	Year Ended December 31, 2009
		Guarantor	Non-Guarantor		Consolidated
	FIS	Subsidiaries	Subsidiaries	Eliminations	FIS
	(In millions)

Processing and services revenues	$—	$3,024.7	$761.8	$(17.0)	$3,769.5
Operating expenses	303.4	2,490.9	714.3	(17.0)	3,491.6

Operating income	(303.4)	533.8	47.5	—	277.9

Other income (expense):
Interest expense, net	(116.4)	(7.6)	(6.6)	—	(130.6)
Other income (expense)	(0.2)	0.8	8.1	—	8.7
Net earnings (loss) of equity affiliates	362.9	—	—	(362.9)	—

Total other income (expense)	246.3	(6.8)	1.5	(362.9)	(121.9)

Earnings from continuing operations before income taxes	(57.1)	527.0	49.0	(362.9)	156.0
Provision for income taxes	(161.0)	208.1	5.0	—	52.1

Net earnings from continuing operations	103.9	318.9	44.0	(362.9)	103.9
Earnings (loss) from discontinued operations, net of tax	4.6	—	4.6	(4.6)	4.6

Net earnings	108.5	318.9	48.6	(367.5)	108.5
Net (earnings) loss attributable to noncontrolling interest	(2.6)	—	(2.6)	2.6	(2.6)

Net earnings attributable to FIS common stockholders	$105.9	$318.9	$46.0	$(364.9)	$105.9

	Year Ended December 31, 2008
		Guarantor	Non-Guarantor		Consolidated
	FIS	Subsidiaries	Subsidiaries	Eliminations	FIS
	(In millions)

Processing and services revenues	$—	$2,695.9	$731.8	$—	$3,427.7
Operating expenses	158.3	2,247.1	698.5	—	3,103.9

Operating income	(158.3)	448.8	33.3	—	323.8

Other income (expense):
Interest expense, net	(161.2)	(6.1)	10.1	—	(157.2)
Other income (expense)	(3.2)	7.6	(2.9)	—	1.5
Net earnings (loss) of equity affiliates	313.5	—	—	(313.5)	—

Total other income (expense)	149.1	1.5	7.2	(313.5)	(155.7)

Earnings from continuing operations before income taxes and equity in earnings (losses) of unconsolidated entities	(9.2)	450.3	40.5	(313.5)	168.1
Provision for income taxes	(123.8)	167.5	9.6	—	53.3
Equity in earnings (losses) of unconsolidated entities	—	—	(0.2)	—	(0.2)

Net earnings from continuing operations	114.6	282.8	30.7	(313.5)	114.6
Earnings (loss) from discontinued operations, net of tax	104.9	36.8	131.0	(167.8)	104.9

Net earnings	219.5	319.6	161.7	(481.3)	219.5
Net (earnings) loss attributable to noncontrolling interest	(4.7)	—	(4.7)	4.7	(4.7)

Net earnings attributable to FIS common stockholders	$214.8	$319.6	$157.0	$(476.6)	$214.8

	Year Ended December 31, 2007
		Guarantor	Non-Guarantor		Consolidated
	FIS	Subsidiaries	Subsidiaries	Eliminations	FIS
	(In millions)

Processing and services revenues	$—	$2,314.4	$578.5	$—	$2,892.9
Operating expenses	61.6	2,017.3	552.4	—	2,631.3

Operating income	(61.6)	297.1	26.1	—	261.6

Other income (expense):
Interest expense, net	(159.3)	(30.3)	2.4	—	(187.2)
Other income (expense)	4.6	261.5	23.2	—	289.3
Net earnings (loss) of equity affiliates	368.0		0.1	(368.1)	—

Total other income (expense)	213.3	231.2	25.7	(368.1)	102.1

Earnings from continuing operations before income taxes and equity in earnings (losses) of unconsolidated entities	151.7	528.3	51.8	(368.1)	363.7
Provision for income taxes	(83.0)	196.5	14.9	—	128.4
Equity in earning (losses) of unconsolidated entities	2.8	—	—	—	2.8

Net earnings from continuing operations	237.5	331.8	36.9	(368.1)	238.1
Earnings (loss) from discontinued operations, net of tax	323.0	103.4	249.8	(353.2)	323.0

Net earnings	560.5	435.2	286.7	(721.3)	561.1
Net (earnings) loss attributable to noncontrolling interest	0.7	—	(0.6)	—	0.1

Net earnings attributable to FIS common stockholders	$561.2	$435.2	$286.1	$(721.3)	$561.2

Condensed Consolidating Statements of Cash Flows

	Year Ended December 31, 2009
		Guarantor	Non-Guarantor		Consolidated
	FIS	Subsidiaries	Subsidiaries	Eliminations	FIS
	(In millions)

Cash flows from operating activities	$(226.6)	$1,014.1	$(81.9)	$8.5	$714.1
Cash flows from investing activities	(1.3)	460.6	(210.5)	—	248.8
Cash flows from financing activities	219.0	(1,300.7)	320.2	(8.5)	(770.0)
Effect of foreign currency exchange rates on cash	—	—	17.1	—	17.1

Net increase (decrease) in cash	$(8.9)	$174.0	$44.9	$—	$210.0

	Year Ended December 31, 2008
		Guarantor	Non-Guarantor		Consolidated
	FIS	Subsidiaries	Subsidiaries	Eliminations	FIS

Cash flows from operating activities	$(166.4)	$517.6	$246.7	$(1.5)	$596.4
Cash flows from investing activities	(5.5)	(132.1)	(135.5)	—	(273.1)
Cash flows from financing activities	165.5	(408.6)	(196.8)	1.5	(438.4)
Effect of foreign currency exchange rates on cash	—	—	(19.3)	—	(19.3)

Net increase (decrease) in cash	$(6.4)	$(23.1)	$(104.9)	$—	$(134.4)

	Year Ended December 31, 2007
		Guarantor	Non-Guarantor		Consolidated
	FIS	Subsidiaries	Subsidiaries	Eliminations	FIS

Cash flows from operating activities	$(374.7)	$690.3	$147.9	$—	$463.5
Cash flows from investing activities	429.4	(1,914.4)	(60.9)	—	(1,545.9)
Cash flows from financing activities	(29.6)	1,292.4	(38.4)	—	1,224.4
Effect of foreign currency exchange rates on cash	—	—	1.5	—	1.5

Net increase (decrease) in cash	$25.1	$68.3	$50.1	$—	$143.5